UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4767

HERITAGE GROWTH AND INCOME TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 573-3800

STEPHEN G. HILL, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

CLIFFORD J. ALEXANDER, ESQ.

Kirkpatrick & Lockhart Nicholson Graham LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

Item 1. Reports to Shareholders

October 27, 2006

Dear Fellow Shareholders:

I am pleased to present you the Heritage Growth and Income Trust and the Heritage Income Trust—High Yield Bond Fund (each, a “Fund”) annual report for the fiscal year ended September 30, 2006. The table below shows each Fund’s Class A shares returns and the returns for each Fund’s benchmark index(a) for the various periods ended September 30, 2006.

Average Annual Returns
As of September 30, 2006	1-Year	3-Years	5-Years	10-Years
Growth and Income Trust Class A Shares
With front-end sales charge	+8.49%	+11.70%	+6.85%	+5.98%
Without front-end sales charge	+13.90%	+13.52%	+7.89%	+6.50%
S&P 500 Index	+10.79%	+12.30%	+6.97%	+8.59%

High Yield Bond Fund Class A Shares
With front-end sales charge	+2.78%	+6.85%	+8.94%	+5.34%
Without front-end sales charge	+6.79%	+8.22%	+9.77%	+5.74%
Citigroup High Yield Market IndexSM	+7.59%	+8.90%	+10.70%	+6.77%

All of the returns quoted above include the effect of reinvested dividends. The 1-, 3-, 5-, and 10-year periods are annualized returns. Also, keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. The performance numbers quoted above for Class A shares are shown with and without the imposition of a front-end sales charge (which is 4.75% and 3.75%, respectively) and include the deduction of Fund expenses. The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month end, please visit our website at HeritageFunds.com.

In the following pages, the performance of each Fund is discussed in detail by each Fund’s portfolio managers, followed by additional financial and portfolio holding information. Please keep in mind that these views are not meant as investment advice and although some of the described portfolio holdings were viewed favorably, there is no guarantee a Fund will continue to hold these securities in the future.

I am sad to report that Fund Trustee David M. Phillips has passed away. Mr. Phillips served as an Independent Trustee of the Heritage Funds since their inception in 1985 and was a strong advocate for shareholders. He is survived by his wife Ruth Ann and their two children.

I would like to take this opportunity to remind you that your investment in each Fund is subject to certain risks. For your convenience, we have included on the last three pages of this annual report, a list of these principal risk factors and their detailed explanations from the prospectus dated January 3, 2006. In addition to risks, we ask that you carefully consider the investment objectives, charges and expenses of each Fund. Please contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about each Fund. Thank you for your support and confidence in the Heritage Growth and Income Trust and Heritage Income Trust—High Yield Bond Fund.

Sincerely,

Stephen G. Hill

President

(a) The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) is an unmanaged index of 500 widely-held stocks that are considered representative of the U.S. stock market. The Citigroup High Yield Market IndexSM is a broad-based unmanaged index of below investment-grade corporate bonds. This index excludes defaulted debt securities.

Discussion of Heritage Growth and Income Trust Performance

During an interview conducted on October 17, 2006, William V. Fries, CFA and Brad Kinkelaar, the portfolio managers of the Heritage Growth and Income Trust (the “Fund”), discussed the Fund’s performance for the fiscal year ended September 30, 2006. For performance returns, please see Stephen G. Hill’s letter on page one of this report.

Q: Describe the investment strategy used for the Fund during the reporting period.

A: During the reporting period, using a “bottom-up”(a) method of analysis, the Fund’s portfolio was constructed from companies with at least one of the following overall characteristics:

(1)	A forecasted long-term growth rate that is greater than inflation;
(2)	Securities priced below estimated intrinsic value, illustrated by the Fund’s overall value indicators relative to the S&P 500 Index;
(3)	Greater profitability and shareholder orientation than the overall market based on our analysis;
(4)	Broadly diversified across industries and sectors, as well as diversified with holdings outside the U.S.;
(5)	Weighted average market capitalization approximating that of the S&P 500 Index.

Q: How would you describe the overall market environment and condition during the reporting period?

A: The reporting period witnessed improved revenue and earnings per share across a broad spectrum of the market. All sectors of the S&P 500 Index showed positive performance, with the strongest performance coming from telecommunication services, financials, and materials. Energy, information technology, and utilities were the weakest sectors during the Fund’s fiscal year. Financials contributed substantially to the S&P 500 Index’s total return due to its heavy weighting in the index.

The sharp decline in U.S. housing construction activity did not seem to spread to other sectors of the economy. Consumer spending gains paused during the summer, but back-to-school spending seems to have been healthy. Growth has been healthy, albeit slower in industrial and financial service sectors. Economic growth continued in the most influential emerging markets—Brazil, Russia, India, and China, popularly referred to as the BRIC.

Q: How did the Fund’s performance compare to the S&P 500 Index during the reporting period?

A: Consistent with our bottom-up approach, stock selection was the significant driver of the Fund’s outperformance relative to the S&P 500 Index (the Fund’s benchmark index) during the fiscal year. The Fund benefited from investments in companies with good business fundamentals and attractive valuation. As a result, our bottom-up approach led the Fund to be underweight to its benchmark index in the information technology and consumer discretionary sectors, which were underperforming sectors for the S&P 500 Index creating a positive allocation effect for these sectors. Although the Fund was overweight in the health care and energy sectors, both underperforming sectors for the S&P 500 Index, the impact of this weighting difference was minimal. The primary driver of the Fund’s outperformance to its benchmark index during the period was stock selection in the financials, health care, consumer staples, and materials sectors. The holdings of the Fund in each of these sectors outperformed these sectors’ respective holdings in the S&P 500 Index.

Q: Which securities positively and negatively impacted the Fund’s performance during the reporting period?

A: The following securities contributed positively to the Fund’s performance during the period:

AllianceBernstein Holdings L.P. benefited from its brand positioning efforts in prior years. AllianceBernstein has a compelling global offering that appeals to institutional clients and healthy global markets. The stock remains a holding in the Fund due to the company’s sound business fundamentals and attractive valuation.

JP Morgan Chase & Company had its stock recover from a discount relative to its peers on improving business fundamentals. The stock remains a Fund holding.

Host Marriott Corporation benefited from very strong fundamentals in the lodging industry and new supply is falling short of new demand. We added to the Fund’s position during the reporting period due to a good yield and sustaining business fundamentals. The stock remains a Fund holding.

Southern Copper Corporation benefited from firm prices for commodities (such as copper) exceeding general expectations. This stock was initially purchased during the period. We believe that supply/demand fundamentals remain very favorable for copper’s commodity’s price compared with the past. The stock remains a Fund holding.

(a) A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole.

Discussion of Heritage Growth and Income Trust Performance (continued)

Canadian Oil Sands Trust’s expected earnings and cash flows continue to increase as tar sands volumes and oil prices remained high. Mining production volumes are sustainable for many years, whereas oil production projects typically have declining production. The stock remains a Fund holding.

The following securities contributed negatively to the Fund’s performance during the period:

Dominion Resources Inc.’s near-term earnings were under some pressure as industry costs rose for oil and gas production companies. For Dominion, near-term hedges limit the company’s ability to recoup these costs. The Fund continues to hold Dominion due to its attractive yield and sound business fundamentals.

Health Management Associates experienced increasing concerns with government reimbursement levels while the aftermath of last year’s disruptive hurricanes have reduced investor confidence that the past growth rates will be sustained. The Fund no longer holds this stock.

Opap SA was added to the Fund’s portfolio during the fiscal year. The stock price has suffered from some uncertainty surrounding the Intralot contract and potential cost savings. We continue to hold Opap in the Fund portfolio as a favorable resolution is expected.

Precision Drilling Trust experienced a sharp run up earlier in the year, but the stock price retreated with the recent decline in oil prices. Precision Drilling is Canada’s largest contract drilling and oilfield services provider. The company recently reorganized into an income trust, and now pays a very high monthly dividend supported by strong cash flows and limited cash needs. The stock remains a Fund holding.

WP Stewart & Company LTD stock price continued to lag as the company’s push to improve marketing did not have the desired impact on assets under management. [Chief Executive Officer Henry Smith resigned in March due to health complications.] The stock remains a Fund holding.

Q: How did investing in foreign securities affect Fund performance?

A: Foreign securities outperformed U.S. securities during the reporting period with the MSCI EAFE® Index(b) outperforming the S&P 500 Index by 8.86%. The foreign stocks the Fund held during the fiscal year performed similarly to the overall foreign equity market, thus contributing significantly to the overall Fund performance. For the reporting period, the Fund’s investments in Canada, Spain, United Kingdom, Hong Kong and Peru contributed positively to the Fund’s overall performance. Investments in China, France, Greece, and Italy contributed negatively to the Fund’s overall performance.

Q: What impact did balances in cash and cash equivalents have on the Fund’s performance?

A: While cash and cash equivalents may detract from relative performance, it is still a residual of the investment process and the Fund periodically ends up with higher cash balances (between 5% and 10%) during short periods of time. The Fund holds cash and cash equivalents to better redeploy certain proceeds from the sale of securities into new investment ideas.

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: We attempt to manage portfolio risk through diversification and stock selection. The Fund is broadly diversified across market sectors, and over 25% of the Fund’s assets are invested in non-U.S. securities. In addition, we believe that the process of identifying companies at a discount through bottom-up fundamental research helps us to identify these potential risks and incorporate them into our evaluation of each stock’s risk/reward trade-off.

The Fund invests in forward currency contracts as a risk control measure. We evaluate currency risk on a stock-by-stock basis. We will hedge currencies utilizing forward contracts if deemed appropriate. We use currency hedging to protect the investment thesis for a given stock from being significantly undermined by dollar/foreign currency fluctuations. As of September 30, 2006, the Fund had an 8.8% exposure to companies in the United Kingdom and was approximately 25% hedged against its exposure to the British pound.

During the reporting period, the Fund had very limited exposure to high yield securities. We attempt to manage the risks associated with these types of securities through comprehensive credit analysis techniques, including but not limited to cash flow analysis, balance sheet ratios, and competitive positioning. We used the results of our analysis to evaluate the risk/reward trade-off.

(b) The Morgan Stanley Capital International Europe, Australia, and Far East® Index (“MSCI EAFE® Index”) is composed of the stocks of approximately 1,000 companies traded on 20 stock exchanges from around the world. Please keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees and expenses, which will affect actual investment performance.

*	Average annual returns for Heritage Growth and Income Trust Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum front-end sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 0% for the life of Class B shares) and reinvestment of dividends for Class A, B and C shares. Since inception returns for Class B shares assumes a conversion to Class A shares approximately eight years after inception. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Discussion of Heritage Income Trust—High Yield Bond Fund Performance

During an interview conducted on October 18, 2006, with Investment Officers S. Kenneth Leech and Stephen A. Walsh and portfolio managers Michael C. Buchanan and Ian Edmonds, the investment team of the Heritage Income Trust—High Yield Bond Fund (the “Fund”), discussed the Fund’s performance for the fiscal year ended September 30, 2006. For performance returns, please see Stephen G. Hill’s letter on page one of this report.

Q: Describe the investment strategy used for the Fund during the reporting period.

A: The Fund is managed with the intent to outperform the stated benchmark while approximating benchmark risk. To meet the objective targets, the investment team employed various strategies. These strategies included: capital structure allocation, industry and issuer over/under weightings and rating category rotation. We continue to pursue a strategy to ensure our industry and individual issuer preferences are consistent with the prospectus. In addition, we endeavored to make the portfolio more sensitive to economic activity by reducing the average credit rating and consolidate holdings to reflect our view of value in terms of industry and issuer allocations.

Q: How would you describe the overall market environment and condition during the reporting period?

A: Above trend economic growth resulted in outperformance for lower rated issues as they are the most levered to economic activity. CCC rated issues returned 8.21%, while higher rated issues, on average, returned less. The best performing sub-sectors included transportation and manufacturing which returned 14.68% and 9.18%, respectively. Returns for the transportation area were driven primarily by the airline industry, which generated a return of 41.65%. Distressed valuations and improved cost structures due to reorganizations throughout the industry attracted investors to the bonds of airline industry issuers. Performance of the manufacturing sub-sector was primarily driven by automobile manufacturers, which returned 12.51%. Specifically, as a result of General Motor’s restructuring decisions, which included the sale of a majority stake in its finance unit GMAC, General Motor’s bonds returned 17.98% during the period.

The worst performing sub-sectors included energy and service which returned 5.22% and 6.43%, respectively. Despite significantly higher energy prices, the oil and gas producing industry returned just 3.19%. Within the service sub-sector, despite improved cash flow and other financial metrics, the gaming industry returned 5.30%.

Q: How did the Fund compare to the Citigroup High Yield Market IndexSM during the reporting period?

A: The Fund underperformed the Citigroup High Yield Market IndexSM (the Fund’s benchmark, the “Index”), but, outperformed both the Morningstar and Lipper peer groups. The marginal underperformance is primarily attributable to the Fund’s underweight to both General Motors and Ford. Since these issuers were introduced to the high yield market, combined they have represented over 12% of the entire Index. We believe 12% exposure to just two issuers is inconsistent with the Fund’s objective. The Fund maintained a combined exposure of approximately 8% of General Motors and Ford throughout the reporting period. Both General Motors and Ford returned in excess of 10% for the period.

Industry selection detracted from relative performance of the Fund due in large part to underweights to manufacturing and transportation sub-sectors. However, investments within those industries (MDP Acquisitions and Continental Airlines) and others resulted in issuer selection contributing to relative performance. Specifically, overweights to five of the top ten performers in the Index (Windstream, AMC Entertainment, Nieman Marcus, Hertz and Levi Strauss) as well as underweights to the worst two performers (HCA and Nortel) aided relative returns. We endeavored to make the Fund more sensitive to above trend economic activity by reducing the average rating of the portfolio. For the annual period, BB rated securities returned 8.65% versus CCC rated issuers which returned 14.26%. In April, the Fund’s portfolio had an average BB rating and through our efforts of the investment team the average rating was reduced to B, enabling the portfolio to realize some of the outperformance generated by lower rated issues.

Q: Which securities negatively impacted the Fund’s performance during the reporting period?

A: The Fund continues to hold positions in the issuers of Liberty Global Inc., HCA Inc., Williams Companies Inc., Magnachip Semiconductor, Applied Extrusion and Dynegy Holdings. While we acknowledge that each position generated an absolute

Discussion of Heritage Income Trust—High Yield Bond Fund Performance (continued)

loss, the realized losses were less than those experienced by the Index in HCA Inc. and Dynegy Holdings. Williams Companies Inc. is a core holding and in our view, represents value. Liberty Global Inc. conducted asset sales and purchases transforming their business profile, which resulted in a downgrade of the credit. We continue to work to determine if holding the position is in the best interests of the Fund. At this time, we are monitoring pricing of Magnachip Semiconductor and Applied Extrusion in search of an attractive exit point.

Q: Which securities positively impacted the Fund’s performance during the reporting period?

A: General Motors, Ford Motor Company, American Tower Corporation, Alamosa Holdings, Calpine Corporation and NTL Inc. all traded at distressed levels at the beginning of the period. During the past fiscal year, as each of these position hit valuation targets, we reduced exposure to each of these issuers. The Fund maintains positions in each of the issuers, however, one Calpine Corporation bond was sold. In the case of AMC, Intel, Hertz, MDP, Neiman Marcus and Windstream, these issuers were either leveraged buyout issuers or had completed a major acquisition. The market had discounted the bonds of these issuers to such a point that we felt each issue represented significant value given each issuers risk profile. In the case of Levi and Nortek we felt that the market was mis-valuing these issues given our forecasts for improved leverage metrics and cash flow.

Q: During the reporting period, were there other factors that affected fund performance?

A: Shareholder redemptions that totaled approximately 10% of the Fund hurt performance, forcing the Fund to liquidate positions to meet cash needs. Our decision to allocate approximately 4% to emerging market debt also hurt Fund performance. The bankruptcy filing of Radnor Holdings hurt Fund performance.

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: We have a dedicated risk management team that oversees risk management and incorporates it into the investment process. The risk management team combines the best of technology and experience to develop useful risk management tools and procedures. These tools and procedures provide daily analysis for the investment team, ensuring the integration of professional risk management practices into the investment process. Furthermore, we have a risk management committee that is responsible for ensuring the risk management process is complete and monitored on a regular basis. Despite using a large number of independent models to evaluate the risk of different portfolios, we understand that quantitative models are only as good as the assumptions on which they are based. Therefore, the high-quality analysis and observation that comes with experience is applied to all model output, increasing the usefulness of the data.

Analysis of data is carried on throughout the trading day, and involves a thorough review of portfolio holdings and sector concentrations. Techniques such as factor analysis, key rate duration measurement and other analytic systems are also employed to evaluate portfolio risk. The investment team also regularly performs scenario analysis and stress testing to analyze portfolio exposure to market factors. Tracking error is also monitored on a historical and a forward-looking basis.

*	Average annual returns for Heritage Income Trust—High Yield Bond Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum front-end sales charge of 3.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 0% for the life of Class B shares) and reinvestment of dividends for Class A, B and C shares. Since inception returns for Class B shares assumes a conversion to Class A shares approximately eight years after inception. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Shares		Value
Common Stocks—90.3% (a)
Domestic—66.0%
Agriculture—6.5%
61,600	Altria Group, Inc.	$4,715,480
60,050	UST Inc.	3,292,542

		8,008,022

Banks—5.7%
34,960	Bank of America Corporation	1,872,807
78,500	The Bank of New York Company, Inc.	2,767,910
73,500	U.S. Bancorp	2,441,670

		7,082,387

Chemicals—2.4%
45,000	Air Products & Chemicals Inc.	2,986,650

Commercial Services—1.2%
49,300	Macquarie Infrastructure Company Trust	1,537,174

Diversified Manufacturer—4.7%
129,000	General Electric Company	4,553,700
50,000	Reddy Ice Holdings, Inc.	1,210,000

		5,763,700

Electric—2.2%
36,200	Dominion Resources, Inc.	2,768,938

Electronics—2.5%
38,800	Fisher Scientific International Inc.*	3,035,712

Environmental Control—1.6%
463,955	Synagro Technologies, Inc.	1,957,890

Financial Services—8.2%
50,100	AllianceBernstein Holding LP	3,456,399
36,600	Citigroup Inc.	1,817,922
35,600	Freddie Mac	2,361,348
52,000	JPMorgan Chase & Co.	2,441,920

		10,077,589

Healthcare Services—1.6%
26,100	WellPoint, Inc.*	2,011,005

Mining—3.1%
40,987	Southern Copper Corporation	3,791,298

Oil & Gas—6.0%
44,500	Chevron Corporation	2,886,270
40,851	ConocoPhillips	2,431,860
31,400	Exxon Mobil Corporation	2,106,940

		7,425,070

Pharmaceuticals—10.0%
62,300	Caremark Rx, Inc.	3,530,541
58,800	GlaxoSmithKline PLC, Sponsored ADR	3,129,924
203,005	Pfizer Inc.	5,757,222

		12,417,687

Shares		Value
Common Stocks (continued)
REITs—4.5%
240,400	Host Hotels & Resorts, Inc.	5,512,372

Retail—1.2%
26,300	Target Corporation	1,453,075

Software—3.0%
135,500	Microsoft Corporation	3,703,215

Telecommunications—1.6%
80,400	Motorola, Inc.	2,010,000

Total Domestic Common Stocks (cost $65,222,829)		81,541,784

Foreign—24.3% (b)
Banks—5.8%
135,500	Banco Bilbao Vizcaya Argentaria, SA	3,130,247
178,000	Barclays PLC	2,239,403
183,800	Lloyds TSB Group PLC	1,853,984

		7,223,634

Entertainment—2.2%
80,245	OPAP SA	2,697,708

Financial Services—1.9%
440,900	China Merchants Holdings (International) Company Ltd.	1,290,772
83,900	W.P. Stewart & Co., Ltd.	1,045,394

		2,336,166

Food—2.5%
850,000	Fu Ji Food and Catering Services Holdings Ltd.	1,420,239
244,500	Tesco PLC	1,643,633

		3,063,872

Oil and Gas—7.6%
97,500	Canadian Oil Sands Trust	2,606,059
147,800	ENI SpA	4,387,143
79,400	Precision Drilling Trust	2,443,241

		9,436,443

Telecommunications—4.3%
190,900	Telefonica SA	3,301,291
887,535	Vodafone Group PLC	2,022,521

		5,323,812

Total Foreign Common Stocks (cost $29,051,949)		30,081,635

Total Common Stocks (cost $94,274,778)		111,623,419

Preferred Stocks—1.2% (a)
Financial Services—1.2%
60,000	Merrill Lynch & Co., Inc., 6.05%	1,524,600

Total Preferred Stocks (cost $1,500,000)		1,524,600

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio September 30, 2006

Heritage Growth and Income Trust

Investment Portfolio (continued) September 30, 2006

Heritage Growth and Income Trust

Principal Amount		Value
Convertible Bonds—4.1% (a)
Pharmaceuticals—2.0%
$2,400,000	Cubist Pharmaceuticals, Inc., 2.25%, 6/15/13	$2,370,000

Telecommunications—2.1%
3,000,000	Level 3 Communications, Inc., 6.0%, 3/15/10	2,636,250

Total Convertible Bonds (cost $4,448,506)		5,006,250

Corporate Bonds—0.8% (a)
Pipelines—0.8%
1,000,000	El Paso Corporation, 7.375%, 12/15/12	1,016,250

Total Corporate Bonds (cost $818,804)		1,016,250

Total Investment Portfolio excluding repurchase agreement (cost $101,042,088)		119,170,519

Repurchase Agreement—3.0% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated September 29, 2006 @ 4.80% to be repurchased at $3,774,509 on October 2, 2006, collateralized by $2,650,000 United States Treasury Bonds, 11.25% due February 15, 2015, (market value $3,890,549 including interest) (cost $3,773,000)	3,773,000

Total Investment Portfolio (cost $104,815,088) (c), 99.4% (a)	122,943,519
Other Assets and Liabilities, net, 0.6% (a)	728,336

Net Assets, 100.0%	$123,671,855

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	U.S. dollar denominated.
(c)	The aggregate identified cost for federal income tax purposes is $104,904,061. Market value includes net unrealized appreciation of $18,039,458 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $20,182,395 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $2,142,937.

ADR—American Depository Receipt.

REIT—Real Estate Investment Trust.

Forward Foreign Currency Contracts Outstanding

Contract to Deliver	In Exchange For	Delivery Date	Unrealized Gain
GBP 1,500,000	USD 2,862,750	12/5/06	$59,115

GBP—Great Britain Pound.

USD—United States Dollar.

Sector Allocation as of September 30, 2006 (% of net assets)

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio September 30, 2006

Heritage Income Trust—High Yield Bond Fund

Principal Amount		Value
Corporate Bonds—95.5% (a)
Domestic—86.8%
Advertising—1.5%
$ 230,000	Affinion Group, Inc., 10.125%, 10/15/13	$241,500
130,000	Lamar Media Corporation, 6.625%, 08/15/15	124,638
275,000	R.H. Donnelley Corporation, 144A, 10.875%, 12/15/12	302,500
125,000	R.H. Donnelley Corporation, 6.875%, 01/15/13	114,063
100,000	R.H. Donnelley Corporation, 8.875%, 01/15/16	100,250

		882,951

Aerospace/Defense—3.4%
120,000	Alliant Techsystems Inc., 6.75%, 04/01/16	118,200
375,000	Argo-Tech Corporation, 9.25%, 06/01/11	390,000
350,000	DRS Technologies, Inc., 6.875%, 11/01/13	345,625
250,000	L-3 Communications Corporation, 7.625%, 06/15/12	257,500
350,000	MOOG Inc., 6.25%, 01/15/15	334,250
355,000	Sequa Corporation, 9.0%, 08/01/09	376,744
180,000	TransDigm Inc., 144A, 7.75%, 07/15/14	181,350

		2,003,669

Agriculture—0.6%
50,000	Alliance One International, Inc., 11.0%, 05/15/12	51,000
350,000	Hines Nurseries, Inc., 10.25%, 10/01/11	315,875

		366,875

Airlines—0.4%
493,850	Airplanes Pass Through Trust, Series “D”, 10.875%, 03/15/19 (c)(d)*	0
190,000	Continental Airlines, Inc., Series “D”, 7.568%, 12/01/06	190,000
42,178	Continental Airlines, Inc., Series “981C”, 6.541%, 09/15/08	39,225

		229,225

Apparel—0.8%
440,000	Levi Strauss & Company, 9.75%, 01/15/15	456,500

Auto Manufacturers—4.5%
145,000	Ford Motor Company, 8.875%, 01/15/22	124,881
1,715,000	Ford Motor Company, 7.45%, 07/16/31	1,324,838
100,000	Ford Motor Company, 8.9%, 01/15/32	89,750
155,000	General Motors Corporation, 7.2%, 01/15/11	142,794
200,000	General Motors Corporation, 8.25%, 07/15/23	173,250
1,000,000	General Motors Corporation, 8.375%, 07/15/33	865,000

		2,720,513

Principal Amount		Value
Corporate Bonds (continued)
Auto Parts & Equipment—1.3%
500,000	Breed Technologies, Inc., 9.25%, 04/15/08 (c)(d)*	0
95,000	Commercial Vehicle Group, Inc., 8.0%, 07/01/13	90,962
185,000	Keystone Automotive Operations Inc., 9.75%, 11/01/13	173,900
95,000	TRW Automotive Holdings Corporation, 11.0%, 02/15/13	103,550
220,000	Visteon Corporation, 8.25%, 08/01/10	214,500
205,000	Visteon Corporation, 7.0%, 03/10/14	183,475

		766,387

Broadcasting Services/Programs—0.4%
55,000	Barrington Broadcasting Group LLC, 144A, 10.5%, 08/15/14	53,625
65,000	XM Satellite Radio Holdings Inc., FRN, 9.99%, 05/01/13	62,075
135,000	XM Satellite Radio Holdings Inc., 9.75%, 05/01/14	128,925

		244,625

Building Materials—1.5%
140,000	Associated Materials Inc., 9.75%, 04/15/12	139,650
350,000	Associated Materials Inc., 0.0% to 03/01/09, 11.25% to maturity (b), 03/01/14	192,500
275,000	Nortek, Inc., 8.5%, 09/01/14	259,875
410,000	NTK Holdings, Inc., 0.0% to 09/01/09, 10.75% to maturity (b), 03/01/14	282,900

		874,925

Chemicals—2.1%
150,000	Equistar Chemicals, LP and Equistar Funding Corporation, 10.625%, 05/01/11	160,875
340,000	Georgia Gulf Corporation, 144A, 9.5%,10/15/14	338,725
88,000	Lyondell Chemical Company, 9.5%,12/15/08	90,530
80,000	Lyondell Chemical Company, 8.0%,09/15/14	81,000
70,000	Lyondell Chemical Company, 8.25%,09/15/16	71,050
525,000	Millennium America Inc., 9.25%,06/15/08	540,750

		1,282,930

Coal—0.4%
220,000	International Coal Group, Inc., 144A, 10.25%, 07/15/14	209,000

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio (continued) September 30, 2006

Heritage Income Trust—High Yield Bond Fund

Principal Amount		Value
Corporate Bonds (continued)
Commercial Services—4.1%
$ 70,000	Ace Cash Express, Inc., 144A, 10.25%, 10/01/14	$70,875
325,000	Allied Security Escrow Corporation, 11.375%, 07/15/11	325,000
105,000	Ashtead Capital Inc., 144A, 9.0%, 08/15/16	109,200
40,000	Avis Budget Car Rental LLC, 144A, 7.625%, 05/15/14	38,800
125,000	Brand Services, Inc., 12.0%, 10/15/12	140,348
265,000	DynCorp International LLC and DIV Capital Corporation, 9.5%, 02/15/13	274,275
150,000	Education Management Corporation, 144A, 8.75%, 06/01/14	151,500
90,000	H&E Equipment Services, Inc., 144A, 8.375%, 07/15/16	92,250
120,000	Hertz Corporation, 144A, 8.875%, 01/01/14	125,700
645,000	Hertz Corporation, 144A, 10.5%, 01/01/16	709,500
255,000	Penhall International Corporation, 144A, 12.0%, 08/01/14	267,112
60,000	Service Corporation International, 144A, 7.375%, 10/01/14	60,375
90,000	Service Corporation International, 144A, 7.625%, 10/01/18	90,562

		2,455,497

Computers—0.7%
150,000	Activant Solutions Inc., 144A, 9.5%, 05/01/16	138,750
100,000	SunGard Data Systems Inc., 9.125%, 08/15/13	103,500
365,000	SunGard Data Systems Inc., 10.25%, 08/15/15	375,950

		618,200

Diversified Manufacturer—0.8%
145,000	Jacuzzi Brands, Inc., 9.625%, 07/01/10	153,700
151,000	Koppers Inc., 9.875%, 10/15/13	163,458
35,000	Nutro Products, Inc., 144A, FRN, 9.23%, 10/15/13	36,006
90,000	Nutro Products, Inc., 144A, 10.75%, 04/15/14	96,300

		449,464

Electric—4.6%
175,000	Calpine Generating Company, LLC and CalGen Finance Corporation, FRN, 14.12%, 04/01/11 (c)*	186,812
35,000	Edison Mission Energy, 144A, 7.5%, 06/15/13	35,350
200,000	Edison Mission Energy, 144A, 7.75%, 06/15/16	202,500
87,675	Midwest Generation, LLC, 8.56%, 01/02/16	93,155
365,000	Mirant North America, LLC, 7.375%, 12/31/13	365,456

Principal Amount		Value
Corporate Bonds (continued)
Electric (continued)
125,000	NRG Energy, Inc., 7.25%, 02/01/14	124,062
600,000	NRG Energy, Inc., 7.375%, 02/01/16	596,250
145,000	Orion Power Holdings, Inc., 12.0%, 05/01/10	164,212
325,000	The AES Corporation, 9.5%, 06/01/09	346,938
250,000	The AES Corporation, 9.375%, 09/15/10	270,000
340,000	The AES Corporation, 7.75%, 03/01/14	353,600

		2,738,335

Entertainment—3.0%
40,000	AMC Entertainment Inc., Series “B”, 8.625%, 08/15/12	41,300
355,000	AMC Entertainment Inc., 11.0%, 02/01/16	386,950
275,000	Choctaw Resort Development Enterprise, 144A, 7.25%, 11/15/19	273,625
15,000	Cinemark, Inc., 0.0% to 03/15/09, 9.75% to maturity (b), 03/15/14	11,962
400,000	Herbst Gaming, Inc., 8.125%, 06/01/12	408,500
15,000	Isle of Capri Casinos, Inc., 9.0%, 03/15/12	15,656
65,000	Isle of Capri Casinos, Inc., 7.0%, 03/01/14	61,750
375,000	Pinnacle Entertainment, Inc., 8.25%, 03/15/12	379,688
25,000	River Rock Entertainment Authority, 9.75%, 11/01/11	26,562
165,000	Warner Music Group Corporation, 7.375%, 04/15/14	160,875

		1,766,868

Environmental Control—0.3%
150,000	Allied Waste North America, Inc., 7.25%, 03/15/15	148,875
500,000	Safety-Kleen Services, Inc., 9.25%, 06/01/08 (c)*	500

		149,375

Financial Services—7.2%
145,000	CCM Merger, Inc., 144A, 8.0%, 08/01/13	139,200
85,000	CitiSteel USA, Inc., FRN, 12.95%, 09/01/10	87,762
56,948	CitiSteel USA, Inc., 144A, PIK, 15.0%, 10/01/10	61,076
140,000	E*TRADE Financial Corporation, 7.375%, 09/15/13	143,150
65,000	E*TRADE Financial Corporation, 7.875%, 12/01/15	68,412
275,000	Ford Motor Credit Company, 7.875%, 06/15/10	267,816
293,000	Ford Motor Credit Company, 144A, FRN, 10.64%, 06/15/11	306,156
125,000	Ford Motor Credit Company, 9.875%, 08/10/11	129,352
260,000	Ford Motor Credit Company, 7.0%, 10/01/13	241,238

The accompanying notes are an integral part of the financial statements.	11

Investment Portfolio (continued) September 30, 2006

Heritage Income Trust—High Yield Bond Fund

Principal Amount		Value
Corporate Bonds (continued)
Financial Services (continued)
$ 250,000	General Motors Acceptance Corporation, 6.875%, 08/28/12	$247,450
1,370,000	General Motors Acceptance Corporation, 8.0%, 11/01/31	1,432,446
244,000	Global Cash Access Holdings, Inc. and Global Cash Finance Corporation, 8.75%, 03/15/12	256,200
150,000	Hexion U.S. Finance Corporation and Hexion Nova Scotia Finance, ULC, 9.0%, 07/15/14	153,000
145,000	Hughes Network Systems, LLC, 144A, 9.5%, 04/15/14	149,350
700,000	Nebco Evans Holding Company, 12.375%, 07/15/07 (c)(d)*	0
275,000	Rainbow National Services LLC, 144A, 10.375%, 09/01/14	310,750
100,000	UCAR Finance Inc., 10.25%, 02/15/12	105,000
195,000	Vanguard Health Holding Company II, LLC, 9.0%, 10/01/14	189,150

		4,287,508

Food—0.6%
350,000	Dole Food Company, Inc., 7.25%, 06/15/10	324,625
55,000	Dole Food Company Inc., 8.875%, 03/15/11	52,662

		377,287

Forest Products & Paper—1.3%
175,000	Appleton Papers Inc., 8.125%, 06/15/11	175,000
200,000	Appleton Papers Inc., Series “B”, 9.75%, 06/15/14	197,500
60,000	NewPage Corporation, FRN, 11.74%, 05/01/12	64,800
80,000	NewPage Corporation, 12.0%, 05/01/13	82,800
65,000	P. H. Glatfelter Company, 144A, 7.125%, 05/01/16	63,381
75,000	Verso Paper Holdings LLC, 144A, 9.125%, 08/01/14	75,469
115,000	Verso Paper Holdings LLC, 144A, 11.375%, 08/01/16	114,138

		773,088

Healthcare Services—5.2%
325,000	Ameripath, Inc., 10.5%, 04/01/13	344,500
225,000	Community Health Systems, Inc., 6.5%, 12/15/12	215,156
380,000	DaVita Inc., 7.25% 03/15/15	373,350
130,000	Extendicare Health Services, Inc., 9.5%, 07/01/10	136,338
675,000	HCA Inc., 6.5%, 02/15/16	540,000

Principal Amount		Value
Corporate Bonds (continued)
Healthcare Services (continued)
100,000	HCA Inc., 7.5%, 11/15/95	71,326
450,000	IASIS Healthcare LLC and IASIS Capital Corporation, 8.75%, 06/15/14	435,375
133,000	Psychiatric Solutions, Inc., 10.625%, 06/15/13	144,638
375,000	Tenet Healthcare Corporation, 7.375%, 02/01/13	337,969
200,000	Tenet Healthcare Corporation, 9.875%, 07/01/14	199,250
150,000	Tenet Healthcare Corporation, 9.25%, 02/01/15	144,375
85,000	Tenet Healthcare Corporation, 6.875%, 11/15/31	66,619
100,000	Triad Hospitals, Inc., 7.0%, 11/15/13	97,125

		3,106,021

Home Builders—1.2%
25,000	Beazer Homes USA, Inc., 6.875%, 07/15/15	22,625
205,000	Beazer Homes USA, Inc., 8.125%, 06/15/16	199,362
80,000	K. Hovnanian Enterprises, Inc., 6.25%, 01/15/16	70,400
400,000	K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17	397,000

		689,387

Home Furnishings—1.3%
120,000	Norcraft Companies, L.P. and Norcraft Finance Corporation, 9.0%, 11/01/11	121,650
245,000	Norcraft Holdings LP and Norcraft Capital Corporation, 0.0% to 09/01/08, 9.75% to maturity (b), 09/01/12	198,450
325,000	Sealy Mattress Company, 8.25%, 06/15/14	331,500
150,000	Simmons Bedding Company, 7.875%, 01/15/14	145,500

		797,100

Household Products—0.6%
25,000	American Greetings Corporation, 7.375%, 06/01/16	25,375
145,000	Playtex Products, Inc., 8.0%, 03/01/11	150,438
160,000	Spectrum Brands, Inc., 8.5%, 10/01/13	138,400
35,000	Spectrum Brands, Inc., 7.375%, 02/01/15	28,000

		342,213

Insurance—0.6%
355,000	Crum & Forster Holdings Corporation, 10.375%, 06/15/13	363,875

Internet—0.3%
165,000	FTD, Inc., 7.75%, 02/15/14	162,525

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolio (continued) September 30, 2006

Heritage Income Trust—High Yield Bond Fund

Principal Amount		Value
Corporate Bonds (continued)
Iron/Steel—0.5%
$ 140,000	International Steel Group Inc., 6.5%, 04/15/14	$138,250
165,000	RathGibson, Inc., 144A, 11.25%, 02/15/14	169,950

		308,200

Lodging—2.9%
300,000	Caesars Entertainment, Inc., 7.875%, 03/15/10	312,000
265,000	Inn of the Mountain Gods Resort and Casino, 12.0%, 11/15/10	277,588
175,000	MGM Mirage, 8.375%, 02/01/11	182,446
235,000	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 05/01/12	246,750
320,000	Station Casinos, Inc., 7.75%, 08/15/16	332,000
400,000	Turning Stone Casino Resort Enterprise, 144A, 9.125%, 12/15/10	405,000

		1,755,784

Metal Fabricate/Hardware—1.3%
370,000	Metals USA, Inc., 11.125%, 12/01/15	405,150
184,000	Mueller Group, Inc., 10.0%, 05/01/12	199,870
205,000	Mueller Holdings (N.A.), Inc., 0.0% to 04/15/09, 14.75% to maturity (b), 04/15/14	180,400

		785,420

Office Furnishings—0.5%
275,000	Interface, Inc., 9.5%, 02/01/14	283,250

Office/Business Equipment—0.5%
290,000	Xerox Corporation, 6.75%, 02/01/17	294,350

Oil & Gas—6.2%
310,000	Belden & Blake Corporation, 8.75%, 07/15/12	318,525
450,000	Chesapeake Energy Corporation, 7.5%, 06/15/14	455,062
15,000	Chesapeake Energy Corporation, 6.375%, 06/15/15	14,325
45,000	Chesapeake Energy Corporation, 6.625%, 01/15/16	43,425
40,000	Chesapeake Energy Corporation, 6.875%, 01/15/16	39,100
100,000	Chesapeake Energy Corporation, 6.5%, 08/15/17	93,750
520,000	Cimarex Energy Company and Magnum Hunter Resources, Inc., 9.6%, 03/15/12	549,900
45,000	Encore Acquisition Company, 6.0%, 07/15/15	41,175
140,000	Enterprise Products Operating L.P., 8.375%, 08/01/66	147,362
280,000	EXCO Resources, Inc., 7.25%, 01/15/11	273,700
600,000	Forest Oil Corporation, 8.0%, 12/15/11	621,000

Principal Amount		Value
Corporate Bonds (continued)
Oil & Gas (continued)
115,000	Mariner Energy, Inc., 144A, 7.5%, 04/15/13	109,825
150,000	Petrohawk Energy Corporation, 144A, 9.125%, 07/15/13	150,750
90,000	Plains Exploration & Production Company, Series “B”, 8.75%, 07/01/12	95,175
180,000	Pogo Producing Company, 144A, 7.875%, 05/01/13	183,375
70,000	Pride International, Inc., 7.375%, 07/15/14	72,100
325,000	Stone Energy Corporation, 8.25%, 12/15/11	329,062
125,000	Swift Energy Company, 9.375%, 05/01/12	131,875
55,000	Whiting Petroleum Corporation, 7.0%, 02/01/14	53,625

		3,723,111

Oil & Gas Services—0.0%
10,000	Superior Energy Services Inc., 144A, 6.875%, 06/01/14	9,900

Packaging & Containers—1.8%
135,000	Berry Plastics Corporation, 144A, 8.875%, 09/15/14	135,675
295,000	Graham Packaging Holdings Company, 9.875%, 10/15/14	289,838
325,000	Graphic Packaging International Corporation, 8.5%, 08/15/11	332,312
25,000	Owens-Brockway Glass Container Inc., 7.75%, 05/15/11	25,688
145,000	Owens-Brockway Glass Container Inc., 8.75%, 11/15/12	152,975
115,000	Plastipak Holdings, Inc., 144A, 8.5%, 12/15/15	116,150
150,000	Radnor Holdings Corporation, 11.0%, 03/15/10 (c)*	22,500

		1,075,138

Pharmaceuticals—0.4%
265,000	Leiner Health Products Inc., 11.0%, 06/01/12	256,388

Pipelines—5.0%
25,000	Dynegy Holdings Inc., 8.375%, 05/01/16	25,438
300,000	Dynegy Holdings Inc., 7.625%, 10/15/26	273,750
375,000	El Paso Corporation, 7.875%, 06/15/12	389,062
525,000	El Paso Corporation, MTN, 7.8%, 08/01/31	538,125
725,000	El Paso Corporation, MTN, 7.75%, 01/15/32	743,125
125,000	The Williams Companies, Inc., 7.625%, 07/15/19	130,000
310,000	The Williams Companies, Inc., 7.875%, 09/01/21	323,950
500,000	The Williams Companies, Inc., 8.75%, 03/15/32	547,500

		2,970,950

The accompanying notes are an integral part of the financial statements.	13

Investment Portfolio (continued) September 30, 2006

Heritage Income Trust—High Yield Bond Fund

Principal Amount		Value
Corporate Bonds (continued)
Printing & Publishing—0.8%
$ 100,000	Dex Media West LLC and Dex Media West Finance Co., Series “B”, 9.875%, 08/15/13	$108,000
210,000	HM Publishing Corporation, 0.0% to 10/15/08, 11.5% to maturity (b), 10/15/13	183,225
200,000	PRIMEDIA, Inc., 8.875%, 05/15/11	195,500

		486,725

Real Estate—0.2%
10,000	Forest City Enterprises, Inc., 7.625%, 06/01/15	10,200
120,000	Kimball Hall Inc., 10.5%, 12/15/12	108,300

		118,500

REITs—2.2%
350,000	FelCor Lodging LP, 8.5%, 06/01/11	370,562
200,000	Host Marriott, LP, Series “I”, 9.5%, 01/15/07	201,750
500,000	Host Marriott, LP, Series “O”, 6.375%, 03/15/15	485,000
55,000	Ventas Realty, LP and Ventas Capital Corporation, 144A, 7.125%, 06/01/15	56,581
50,000	Ventas Realty, LP and Ventas Capital Corporation, 6.5%, 06/01/16	49,688
125,000	Ventas Realty, LP and Ventas Capital Corporation, 6.75%, 04/01/17	125,781

		1,289,362

Retail—2.3%
55,000	AutoNation, Inc., 144A, FRN, 7.51%, 04/15/13	55,688
70,000	AutoNation, Inc., 144A, 7.0%, 04/15/14	69,825
140,000	Blockbuster Inc., 9.0%, 09/01/12	128,450
55,000	Brookstone Company, Inc., 12.0%, 10/15/12	50,050
225,000	Carrols Corporation, 9.0%, 01/15/13	229,500
50,000	EPL Finance Corporation, 144A, 11.75%, 11/15/13	55,500
175,000	Inergy, L.P. and Inergy Finance Corporation, 8.25%, 03/01/16	181,125
210,000	Suburban Propane Partners, L.P. and Suburban Energy Finance Corporation, 6.875%, 12/15/13	202,650
25,000	The Neiman Marcus Group, Inc., 9.0%, 10/15/15	26,562
350,000	The Neiman Marcus Group, Inc., 10.375%, 10/15/15	378,000

		1,377,350

Semiconductors—0.2%
230,000	MagnaChip Semiconductor S.A. and MagnaChip Semiconductor Finance Company, 8.0%, 12/15/14	139,725

Principal Amount		Value
Corporate Bonds (continued)
Software—0.6%
222,067	UGS Capital Corporation II, 144A, FRN, PIK, 10.38%, 06/01/11	225,397
120,000	UGS Corporation, 10.0%, 06/01/12	129,600

		354,997

Telecommunications—6.2%
50,000	Cincinnati Bell Inc., 8.375%, 01/15/14	50,500
230,000	Cincinnati Bell Inc., 7.0%, 02/15/15	225,400
30,000	Cincinnati Bell Inc., 6.3%, 12/01/28	25,950
195,000	Citizens Communications Company, 9.0%, 08/15/31	209,138
275,000	Hawaiian Telecom Communications, Inc., 12.5%, 05/01/15	288,750
175,000	Insight Midwest, LP and Insight Capital, Inc., 9.75%, 10/01/09	178,062
250,000	Insight Midwest, LP and Insight Capital, Inc., 9.75%, 10/01/09	254,375
550,000	Lucent Technologies Inc., 6.45%, 03/15/29	489,500
210,000	Qwest Communications International Inc., Series “B”, 7.5%, 02/15/14	210,525
45,000	Qwest Communications International, Inc., 7.5%, 02/15/14	45,112
310,000	Qwest Corporation, 7.875%, 09/01/11	325,500
445,000	Qwest Corporation, 6.875%, 09/15/33	406,062
590,000	Rural Cellular Corporation, 9.875%, 02/01/10	615,075
355,000	Windstream Corporation, 144A, 8.625%, 08/01/16	379,850
500,000	World Access, Inc., 13.25%, 01/15/08 (c)*	20,000

		3,723,799

Television, Cable & Radio—6.1%
300,000	Charter Communications Holdings, LLC, 11.75%, 05/15/14	213,750
100,000	Charter Communications Holdings, LLC, 0.0% to 01/15/07, 12.125% to maturity (b), 01/15/15	68,250
350,000	Charter Communications Holdings, LLC, 11.0%, 10/01/15	318,500
300,000	Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation, 10.25%, 09/15/10	306,000
229,970	Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation, 144A, 10.25%, 10/01/13	233,994
11,970	Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation, 144A, 11.0%, 10/01/15	10,803

14	The accompanying notes are an integral part of the financial statements.

Investment Portfolio (continued) September 30, 2006

Heritage Income Trust—High Yield Bond Fund

Principal Amount		Value
Corporate Bonds (continued)
Television, Cable & Radio (continued)
$ 50,000	CMP Susquehanna Corporation, 144A, 9.875%, 05/15/14	$47,000
300,000	CSC Holdings, Inc., 8.125%, 08/15/09	310,875
45,000	CSC Holdings Inc., 7.875%, 02/15/18	46,688
265,000	DirecTV Holdings LLC and DirectTV Financing Co., Inc., 8.375%, 03/15/13	274,605
110,000	Echostar DBS Corporation, 144A, 7.0%, 10/01/13	107,525
495,000	Echostar DBS Corporation, 6.625%, 10/01/14	470,869
200,000	Echostar DBS Corporation, 144A, 7.125%, 02/01/16	193,250
450,000	LodgeNet Entertainment Corporation, 9.5%, 06/15/13	481,500
275,000	Radio One, Inc., Series “B”, 8.875%, 07/01/11	280,844
300,000	Sinclair Broadcast Group, Inc., 8.0%, 03/15/12	304,125

		3,668,578

Transportation—0.4%
95,000	GulfMark Offshore, Inc., 7.75%, 07/15/14	95,475
118,000	Horizon Lines, LLC, 9.0%, 11/01/12	121,540
35,000	OMI Corporation, 7.625%, 12/01/13	35,350

		252,365

Total Domestic Corporate Bonds (cost $54,163,713)		51,988,235

Foreign—8.7% (e)
Chemicals—1.2%
300,000	Methanex Corporation, 8.75%, 08/15/12	323,250
85,000	Montell Finance Co BV & Basell Holdings NV, 144A, 8.10%, 03/15/27	78,625
233,000	Rhodia SA, 10.25%, 06/01/10	260,960
35,000	Rhodia SA, 8.875%, 06/01/11	36,138

		698,973

Electric—0.1%
90,000	AES China Generating Company, 8.25%, 06/26/10	88,424

Forest Products & Paper—0.7%
400,000	Norske Skog Canada Ltd., Series “D”, 8.625%, 06/15/11	393,000

Government Obligations & Agencies—1.7%
60,000	Republic of Panama, 9.375%, 04/01/29	77,400
550,000	Russian Federation, 5.0% to 03/31/07, 7.5% to maturity (b), 03/31/30	613,855
80,000	The Federative Republic of Brazil, 8.0%, 01/15/18	87,880
170,000	The Federative Republic of Brazil, 11.0%, 08/17/40	221,425

		1,000,560

Principal Amount		Value
Foreign (continued)
Holding Companies—1.0%
410,000	JSG Funding PLC, 9.625%, 10/01/12	432,550
190,000	Nell AF S.a.r.l., 144A, 8.375%, 08/15/15	188,575

		621,125

Multimedia—0.2%
130,000	Quebecor Media Inc., 7.75%, 03/15/16	130,162

Oil & Gas Services—0.1%
65,000	Compagnie Generale De Geophysique, 7.5%, 05/15/15	64,350

Pharmaceuticals—0.0%
25,000	Angiotech Pharmaceuticals, Inc., 144A, 7.75%, 04/01/14	23,750

Telecommunications—2.2%
225,000	Intelsat Bermuda, Ltd., 144A, 9.25%, 06/15/16	236,531
440,000	Intelsat Bermuda, Ltd., 144A, 11.25%, 06/15/16	467,500
25,000	Intelsat, Ltd., 7.625%, 04/15/12	21,875
150,000	Nordic Telephone Company Holding ApS, 144A, 8.875%, 05/01/16	157,688
135,000	NTL Cable PLC, 9.125%, 08/15/16	139,388
225,000	Rogers Wireless Inc., 8.0%, 12/15/12	239,062
30,000	Rogers Wireless Inc., 7.25%, 12/15/12	31,388

		1,293,432

Television, Cable & Radio—1.0%
330,000	Kabel Deutschland GmbH, 144A, 10.625%, 07/01/14	353,925
20,000	Rogers Cable Inc., 6.25% 06/15/13	19,750
240,000	Rogers Cable Inc., 5.5% 03/15/14	225,600

		599,275

Transportation—0.5%
30,000	Transportaction Ferroviaria Mexicana, S.A. DE C.V., 10.25%, 06/15/07	30,675
245,000	Transportaction Ferroviaria Mexicana, S.A. DE C.V., 9.375%, 05/01/12	259,700
10,000	Transportaction Ferroviaria Mexicana, S.A. DE C.V., 12.5%, 06/15/12	11,000

		301,375

Total Foreign Corporate Bonds (cost $5,141,169)		5,214,426

Total Corporate Bonds (cost $59,304,882)		57,202,661

Convertible Bonds—0.4% (a)
Semiconductors—0.2%
150,000	Amkor Technology, Inc., 2.5%, 05/15/11	125,250

The accompanying notes are an integral part of the financial statements.	15

Investment Portfolio (continued) September 30, 2006

Heritage Income Trust—High Yield Bond Fund

Principal Amount		Value
Convertible Bonds (continued)
Telecommunications—0.2%
$ 125,000	American Tower Corporation, 5.0%, 02/15/10	$124,375

Total Convertible Bonds (cost $222,586)		249,625

Shares
Warrants, Common & Preferred Stocks— 0.8% (a)
5,316	American Tower Corporation, Class “A” (Common Stock)*	194,034
8,658	Applied Extrusion Technologies, Inc. (Common Stock) (d)(f)*	53,842
4,056	Axiohm Transaction Solutions, Inc. (Common Stock) (d)(f)*	0
250	Brown Jordan International, Inc., 08/15/07 (Warrants) (d)	2
368	Chesapeake Energy Corporation, 6.25% (Convertible Preferred Stock)	92,843
17,241	ContinentalAFA Dispensing Company (Common Stock) (d)(f)*	94,826
735,946	Home Interiors (Common Stock) (d)(f)*	7,359
344	Imperial Sugar Company (Common Stock)	10,705
200	Leap Wireless International, Inc., 04/15/10 (Warrants) (d)*	0
250	Mattress Discounters Corporation, 07/15/07 (Warrants) (d)*	0
3,747	Mattress Discounters Corporation (Common Stock) (d)*	0
1,807	TCR Holding Corporation, Class “E” (Preferred Stock) (d)*	2
602	TCR Holding Corporation, Class “B” (Preferred Stock) (d)*	1
873	TCR Holding Corporation, Class “D” (Preferred Stock) (d)*	1
331	TCR Holding Corporation, Class “C” (Preferred Stock) (d)*	0
375	UbiquiTel Inc., 04/15/10 (Warrants) (d)	4
1,571	World Access, Inc. (Common Stock)*	2

Total Warrants, Common & Preferred Stocks (cost $1,554,746)		453,621

Total Investment Portfolio excluding repurchase agreement (cost $61,082,214)		57,905,907

Value
Repurchase Agreement—2.5% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated September 29, 2006 @ 4.80% to be repurchased at $1,501,600 on October 2, 2006, collateralized by $1,055,000 United States Treasury Bonds, 11.25% due February 15, 2015, (market value $1,548,879 including interest) (cost $1,501,000)	1,501,000

Total Investment Portfolio (cost $62,583,214) (g), 99.2% (a)	59,406,907
Other Assets and Liabilities, net, 0.8% (a).	482,565

Net Assets, 100.0%	$59,889,472

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	Bonds reset to applicable coupon rate at a future date.
(c)	Bond is in default.
(d)	Restricted securities are deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities and are fair valued according to procedures adopted by the Board of Trustees. At October 31, 2006, these securities aggregated $170,314 or 0.3% of the net assets of the Fund.
(e)	U.S. dollar denominated.
(f)	Private Placement security.
(g)	The aggregate identified cost for federal income tax purposes is $62,583,245. Market value includes net unrealized depreciation of $3,176,338 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $1,657,569 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $4,833,907.
144A—144A	securities are registered pursuant to Rule 144A of the Securities Act of 1933. Most of these are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and all may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $9,897,852 or 16.5% of the net assets of the Fund.
FRN —Floating	Rate Notes reset their interest rate on a semiannually or quarterly basis.
MTN—Medium	Term Note.
PIK —Payment-in-Kind	bonds may pay interest in the form of additional bonds, as opposed to cash payouts.
REIT—Real	Estate Investment Trust.

16	The accompanying notes are an integral part of the financial statements.

Ratings Allocation

Heritage Income Trust—High Yield Bond Fund

BBB - An obligation rated ‘BBB’ has ADEQUATE capacity to meet its financial commitments.

BB - An obligation rated ‘BB’ is LESS VULNERABLE to nonpayment than other lower-rated obligations.

B - An obligation rated ‘B’ is MORE VULNERABLE to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC - An obligation rated ‘CC’ is CURRENTLY HIGHLY VULNERABLE to nonpayment.

D - An obligation has failed to pay one or more of its financial obligations (rated or unrated) when it came due.

N.R. - Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

(a) Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., provides independent credit ratings, indices, risk evaluation, investment research, data and valuations. Analytic services provided by Standard & Poor’s Rating Services (“Rating Services”) are the result of separate activities designed to preserve the independence and objectivity of ratings opinions. These ratings issued by Rating Services are statements of opinion and not statements of fact or recommendations to purchase, hold or sell any securities or make any other investment decisions.

The accompanying notes are an integral part of the financial statements.	17

Statements of Assets and Liabilities September 30, 2006

	Growth and Income Trust	High Yield Bond Fund
Assets
Investments, at value (identified cost $101,042,088 and $61,082,214, respectively)	$119,170,519	$57,905,907
Repurchase agreement (identified cost is the same as value)	3,773,000	1,501,000
Cash	642	502
Receivables:
Investments sold	—	417,497
Fund shares sold	717,684	25,043
Dividends and interest	450,494	1,217,265
Deferred state qualification expenses	12,175	12,385
Prepaid insurance	6,315	5,769
Unrealized gain on forward foreign currency contracts	59,115	—

Total assets	124,189,944	61,085,368
Liabilities
Payables:
Investments purchased	$—	$881,846
Fund shares redeemed	308,282	180,922
Accrued investment advisory fee	67,727	22,420
Accrued administrative fee	—	7,375
Accrued distribution fee	59,383	25,133
Accrued shareholder servicing fee	15,825	7,429
Accrued fund accounting fee	8,121	9,493
Accrued trustees and officers fees	1,042	1,042
Other accrued expenses	57,709	60,236

Total liabilities	518,089	1,195,896

Net assets	$123,671,855	$59,889,472

Net Assets
Net assets consist of :
Paid-in capital	$102,123,603	$70,471,754
Undistributed net investment income	149,373	474,179
Accumulated net realized gain (loss)	3,213,312	(7,880,154)
Net unrealized appreciation (depreciation) on investments and other assets and liabilities denominated in foreign currencies	18,185,567	(3,176,307)

Net assets	$123,671,855	$59,889,472

Net assets, at market value
Class A shares	$67,765,102	$31,505,938
Class B shares	9,702,767	7,741,853
Class C shares	46,203,986	20,641,681

Total	$123,671,855	$59,889,472

Shares of beneficial interest outstanding
Class A shares	4,695,355	4,099,553
Class B shares	687,503	1,017,098
Class C shares	3,272,861	2,710,201

Net asset value and offering price per share
Class A shares	$14.43	$7.69
Maximum offering price per share (100/95.25 of $14.43 and 100/96.25 of $7.69, respectively)	$15.15	$7.99

Net asset value, offering and redemption price per share
Class B shares	$14.11	$7.61
Class C shares	$14.12	$7.62

18	The accompanying notes are an integral part of the financial statements.

Statements of Operations For the Fiscal Year Ended September 30, 2006

	Growth and Income Trust	High Yield Bond Fund
Investment Income
Income:
Dividends	$3,904,514 (a)	$8,788
Interest	658,747	5,599,514

Total income	4,563,261	5,608,302

Expenses:
Investment advisory fee	814,424	321,877
Administrative fee	—	70,590
Distribution fees	678,483	334,971
Shareholder servicing fees	159,255	80,600
Custodian fee	17,757	7,166
Fund accounting fee	93,964	109,251
Professional fees	90,228	112,670
State qualification expenses	39,677	43,024
Reports to shareholders	29,427	32,179
Trustees and officers fees	37,241	37,241
Insurance	11,628	11,127
Other	10,729	7,975

Total expenses before adjustments	1,982,813	1,168,671
Fees and expenses waived	(77,000)	(228,000)
Expense offsets	(201)	(2,659)

Total expenses after adjustments	1,905,612	938,012

Net investment income	2,657,649	4,670,290

Realized and Unrealized Gain (Loss) on Investments
Net realized gain from investment transactions	8,095,682	978,438
Net realized loss from foreign currency transactions	(612,138)	—
Net change in unrealized appreciation (depreciation) on investments	3,528,713	(1,650,907)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	57,136	—

Net gain (loss) on investments	11,069,393	(672,469)

Net increase in net assets resulting from operations	$13,727,042	$3,997,821

(a)	Net of $130,988 foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.	19

Statements of Changes in Net Assets

  Heritage Growth and Income Trust

	For the Fiscal Years Ended
	September 30, 2006	September 30, 2005
Increase in net assets:
Operations:
Net investment income	$2,657,649	$1,443,432
Net realized gain from investment transactions	8,095,682	8,878,676
Net realized gain (loss) from foreign currency transactions	(612,138)	40,002
Net change in unrealized appreciation on investments	3,528,713	3,502,513
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	57,136	6,205

Net increase in net assets resulting from operations	13,727,042	13,870,828
Distributions to shareholders from:
Net investment income Class A shares, ($0.34 and $0.26 per share, respectively)	(1,333,584)	(878,926)
Net investment income Class B shares, ($0.24 and $0.17 per share, respectively)	(157,271)	(96,842)
Net investment income Class C shares, ($0.24 and $0.17 per share, respectively)	(701,944)	(374,990)
Net realized gains Class A shares, ($0.85 per share)	(2,874,598)	—
Net realized gains Class B shares, ($0.85 per share)	(468,849)	—
Net realized gains Class C shares, ($0.85 per share)	(1,959,816)	—

Net distributions to shareholders	(7,496,062)	(1,350,758)
Increase (decrease) in net assets from Fund share transactions	34,105,730	(3,476,051)

Increase in net assets	40,336,710	9,044,019
Net assets, beginning of fiscal year	83,335,145	74,291,126

Net assets, end of fiscal year (including undistributed net investment income of $149,373 and $368,820, respectively)	$123,671,855	$83,335,145

Heritage Income Trust — High Yield Bond Fund
	For the Fiscal Years Ended
	September 30, 2006	September 30, 2005
Decrease in net assets:
Operations:
Net investment income	$4,670,290	$5,653,067
Net realized gain from investment transactions	978,438	1,010,489
Net change in unrealized depreciation on investments	(1,650,907)	(1,993,880)

Net increase in net assets resulting from operations	3,997,821	4,669,676
Distributions to shareholders from:
Net investment income Class A shares, ($0.58 and $0.56 per share, respectively)	(2,620,471)	(3,064,790)
Net investment income Class B shares, ($0.54 and $0.52 per share, respectively)	(615,708)	(742,725)
Net investment income Class C shares, ($0.54 and $0.52 per share, respectively)	(1,617,388)	(1,905,328)

Net distributions to shareholders	(4,853,567)	(5,712,843)
Decrease in net assets from Fund share transactions	(12,589,616)	(8,808,744)

Decrease in net assets	(13,445,362)	(9,851,911)
Net assets, beginning of fiscal year	73,334,834	83,186,745

Net assets, end of fiscal year (including undistributed net investment income of $474,179 and $657,457, respectively)	$59,889,472	$73,334,834

20	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Heritage Growth and Income Trust

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

		From Investment Operations				Dividends & Distributions From						Ratios To Average Daily Net Assets
For the Fiscal Years Ended	Beginning Net Asset Value	Income	Realized & Unrealized Gain (Loss)		Total	Investment Income	Realized Gains	Total	Ending Net Asset Value	Total Return(a)	Portfolio Turnover Rate	With Expenses Waived	Without Expenses Waived	Net Income	Ending Net Assets (Millions)
Class A*

09/30/06	$13.81	0.38	1.43	(b)	1.81	(0.34)	(0.85)	(1.19)	$14.43	13.90%	54%	1.35%	1.42%	2.74%	$68
09/30/05	$11.80	0.28	1.99	(b)	2.27	(0.26)	—	(0.26)	$13.81	19.41%	73%	1.35%	1.51%	2.13%	$45
09/30/04	$11.10	0.16	0.68		0.84	(0.14)	—	(0.14)	$11.80	7.57%	80%	1.35%	1.50%	1.31%	$41
09/30/03	$9.07	0.12	2.02		2.14	(0.11)	—	(0.11)	$11.10	23.82%	82%	1.35%	1.61%	1.20%	$36
09/30/02	$11.33	0.11	(2.28)		(2.17)	(0.09)	—	(0.09)	$9.07	(19.29)%	72%	1.35%	1.59%	0.98%	$29

Class B*
09/30/06	$13.54	0.26	1.40	(b)	1.66	(0.24)	(0.85)	(1.09)	$14.11	12.93%	54%	2.10%	2.17%	1.96%	$10
09/30/05	$11.57	0.18	1.96	(b)	2.14	(0.17)	—	(0.17)	$13.54	18.60%	73%	2.10%	2.26%	1.38%	$8
09/30/04	$10.88	0.07	0.66		0.73	(0.04)	—	(0.04)	$11.57	6.73%	80%	2.10%	2.25%	0.56%	$7
09/30/03	$8.90	0.04	1.99		2.03	(0.05)	—	(0.05)	$10.88	22.82%	82%	2.10%	2.36%	0.44%	$6
09/30/02	$11.15	0.02	(2.23)		(2.21)	(0.04)	—	(0.04)	$8.90	(19.91)%	72%	2.10%	2.34%	0.22%	$4

Class C*

09/30/06	$13.54	0.27	1.40	(b)	1.67	(0.24)	(0.85)	(1.09)	$14.12	13.01%	54%	2.10%	2.17%	2.00%	$46
09/30/05	$11.57	0.18	1.96	(b)	2.14	(0.17)	—	(0.17)	$13.54	18.60%	73%	2.10%	2.26%	1.37%	$31
09/30/04	$10.88	0.07	0.66		0.73	(0.04)	—	(0.04)	$11.57	6.73%	80%	2.10%	2.25%	0.57%	$26
09/30/03	$8.90	0.04	1.99		2.03	(0.05)	—	(0.05)	$10.88	22.82%	82%	2.10%	2.36%	0.45%	$19
09/30/02	$11.14	0.02	(2.22)		(2.20)	(0.04)	—	(0.04)	$8.90	(19.83)%	72%	2.10%	2.34%	0.21%	$14

*	Per share amounts have been calculated using the monthly average share method.
(a)	Total return is calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Redemption fee amounts represent less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Heritage Income Trust—High Yield Bond Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

		From Investment Operations								Ratios To Average Daily Net Assets
For the Fiscal Years Ended	Beginning Net Asset Value	Income	Realized & Unrealized Gain (Loss)		Total	Distributions From Net Investment Income	Ending Net Asset Value	Total Return(a)	Portfolio Turnover Rate	With Expenses Waived	Without Expenses Waived	Net Income	Ending Net Assets (Millions)
Class A

09/30/06*	$7.77	0.57	(0.07	)(b)	0.50	(0.58)	$7.69	6.79%	63%	1.17%	1.52%	7.40%	$32
09/30/05*	$7.85	0.57	(0.09	)(b)	0.48	(0.56)	$7.77	6.35%	25%	1.10%	1.34%	7.14%	$38
09/30/04*	$7.61	0.58	0.27		0.85	(0.61)	$7.85	11.60%	35%	1.10%	1.24%	7.54%	$43
09/30/03*	$6.64	0.56	0.95		1.51	(0.54)	$7.61	23.70%	31%	1.10%	1.32%	7.75%	$52
09/30/02	$7.10	0.57	(0.44)		0.13	(0.59)	$6.64	1.68%	61%	1.12%	1.59%	8.36%	$23

Class B
09/30/06*	$7.70	0.52	(0.07	)(b)	0.45	(0.54)	$7.61	6.13%	63%	1.72%	2.07%	6.85%	$8
09/30/05*	$7.79	0.51	(0.08	)(b)	0.43	(0.52)	$7.70	5.68%	25%	1.65%	1.89%	6.59%	$10
09/30/04*	$7.55	0.54	0.27		0.81	(0.57)	$7.79	11.08%	35%	1.65%	1.79%	7.01%	$12
09/30/03*	$6.60	0.52	0.94		1.46	(0.51)	$7.55	22.91%	31%	1.65%	1.87%	7.19%	$12
09/30/02	$7.06	0.54	(0.45)		0.09	(0.55)	$6.60	1.15%	61%	1.65%	2.12%	7.83%	$5

Class C

09/30/06*	$7.70	0.52	(0.06	)(b)	0.46	(0.54)	$7.62	6.26%	63%	1.72%	2.07%	6.85%	$21
09/30/05*	$7.79	0.52	(0.09	)(b)	0.43	(0.52)	$7.70	5.68%	25%	1.65%	1.89%	6.59%	$25
09/30/04*	$7.55	0.54	0.27		0.81	(0.57)	$7.79	11.07%	35%	1.65%	1.79%	7.00%	$28
09/30/03*	$6.60	0.52	0.94		1.46	(0.51)	$7.55	22.90%	31%	1.65%	1.87%	7.15%	$31
09/30/02	$7.06	0.54	(0.45)		0.09	(0.55)	$6.60	1.15%	61%	1.65%	2.12%	7.82%	$9

*	Per share amounts have been calculated using the monthly average share method.
(a)	Total return is calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Redemption fee amounts represent less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Note 1:	Organization and Investment Objective. Heritage Growth and Income Trust and Heritage Income Trust (each, a “Fund” and collectively, the “Funds”) are organized as separate Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Heritage Income Trust presently offers shares in the High Yield Bond Fund. At a regular meeting of the Board of Trustees (the “Board”) on August 15, 2006, the Board voted to change the fiscal and tax year ends of each Fund from September 30 to October 31.

•	The Heritage Growth and Income Trust (“Growth and Income Trust”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.

•	The Heritage Income Trust—High Yield Bond Fund (“High Yield Bond Fund”) seeks high current income.

Class Offerings.    Each Fund currently offers Class A and Class C shares to the public.

•	Class A shares of Growth and Income Trust and High Yield Bond Fund are sold subject to a maximum sales charge of 4.75% and 3.75%, respectively, of the amount invested payable at the time of purchase. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase.

•	Class C shares are sold subject to a CDSC of 1% of the lower of net asset value or purchase price if redeemed prior to 1 year of purchase.

Class B Shares.    An additional class of shares, Class B shares, is no longer available for purchase, although existing Class B shareholders can exchange their shares for Class B shares of another Heritage Mutual Fund and acquire additional shares through dividend reinvestment. Class B shares were sold subject to a CDSC upon redemption of up to 5% of the lower of net asset value or purchase price, declining over a six-year period. Class B shares automatically convert to Class A shares of the Fund eight years after purchase. In addition, the Funds’ Board of Trustees has approved the conversion of all remaining Class B shares to Class A shares on March 30, 2007. The conversion from Class B shares will not be a taxable event and all shareholders as of the effective date will not be charged a CDSC. After that conversion, there will be no Class B shares outstanding.

Note 2:	Significant Accounting Policies.

Use of Estimates.    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Security Valuation.    Each Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If the security is traded on the Nasdaq Stock Market, the official NASDAQ closing price is used. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, when prices are not reflective of market value, or when a significant event has been recognized with respect to a security, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market are valued on the basis of valuations furnished by independent pricing services or broker/dealers that utilize information with respect to market transactions in such securities or comparable securities, quotations from broker/dealers, yields, maturities, ratings and various relationships between securities. Securities that are quoted in a foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time each Fund calculates their daily net asset value per share. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Transactions.    The books and records of each Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales

23

Notes to Financial Statements (continued)

of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. Each Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) from foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency contracts and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Contracts.    The Growth and Income Fund is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities dominated in foreign currencies and to enhance total return. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, the gain or loss is realized. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts.

Repurchase Agreements.    Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, each Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes.    Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Income and Gains.    Distributions of net investment income are made monthly for the High Yield Bond Fund and quarterly for the Growth and Income Fund. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Revenue Recognition.    Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Expenses.    Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class. Other expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets. The Funds have entered into an arrangement with the custodian whereby each Fund receives credits on uninvested cash balances which are used to offset a portion of each Fund’s expenses. These custodian credits are shown as “Expense offsets” on the Statements of Operations.

Class Allocations.    Each class of shares has equal rights as to earnings and assets except that each class may bear different expense for distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

24

Notes to Financial Statements (continued)

Other.    In the normal course of business each Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund and/or its affiliates that have not yet occurred. However, based on experience, each Fund expects the risk of loss to be remote.

Note 3:	Capital Share Transactions. At September 30, 2006, there were an unlimited number of shares of beneficial interest of no par value authorized. Capital share transactions during the fiscal years ended September 30, 2006 and September 30, 2005, respectively, were as follows:

Growth and Income Trust
Fiscal Year Ended September 30, 2006	Shares Sold	Shares issued on reinvestment of dividends	Shares issued in connection with Fund reorganization(a)	Shares Redeemed	Net Increase (Decrease)
Shares
Class A(b)	1,138,587	281,937	951,367	(955,816)	1,416,075
Class B(b)	52,042	40,351	263,719	(223,851)	132,261
Class C	483,689	193,018	1,280,110	(938,361)	1,018,456
Amount
Class A(b)	$15,910,066	$3,780,354	$12,700,740	$(13,143,751)	$19,247,409
Class B(b)	709,187	529,913	3,452,077	(3,032,591)	1,658,586
Class C	6,543,558	2,535,748	16,756,640	(12,636,289)	13,199,657
Redemption Fees	78	—	—	—	78

(a)	For further details, see Note 6.
(b)	Shares Sold for Class A and Shares Redeemed for Class B include the conversion of 98,423 Class B shares in exchange for 96,325 Class A shares in the amount of $1,340,461. For further details, see Note 1.

Fiscal Year Ended September 30, 2005	Shares Sold	Shares issued on reinvestment of dividends	Shares Redeemed	Net Increase (Decrease)
Shares
Class A	743,949	63,010	(1,020,990)	(214,031)
Class B	66,498	6,611	(125,022)	(51,913)
Class C	421,880	27,891	(446,901)	2,870
Amount
Class A	$9,854,320	$806,579	$(13,547,116)	$(2,886,217)
Class B	860,360	82,967	(1,596,867)	(653,540)
Class C	5,462,120	350,870	(5,750,578)	62,412
Redemption Fees	1,293	—	—	1,293

High Yield Bond Fund
Fiscal Year Ended September 30, 2006	Shares Sold	Shares issued on reinvestment of dividends	Shares Redeemed	Net Increase (Decrease)
Shares
Class A(c)	580,128	222,562	(1,605,002)	(802,312)
Class B(c)	33,589	36,885	(344,039)	(273,565)
Class C	256,207	146,056	(978,366)	(576,103)
Amount
Class A(c)	$4,448,813	$1,699,574	$(12,279,869)	$(6,131,482)
Class B(c)	254,354	279,172	(2,615,959)	(2,082,433)
Class C	1,942,868	1,106,492	(7,425,064)	(4,375,704)
Redemption Fees	3	—	—	3

(c)	Shares Sold for Class A and Shares Redeemed for Class B include the conversion of 78,642 Class B shares in exchange for 77,918 Class A shares in the amount of $601,517. For further details, see Note 1.

25

Notes to Financial Statements (continued)

Fiscal Year Ended September 30, 2005	Shares Sold	Shares issued on reinvestment of dividends	Shares Redeemed	Net Increase (Decrease)
Shares
Class A	1,306,684	239,564	(2,109,978)	(563,730)
Class B	55,549	47,689	(336,554)	(233,316)
Class C	791,661	167,487	(1,316,089)	(356,941)
Amount
Class A	$10,329,689	$1,878,364	$(16,516,817)	$(4,308,764)
Class B	433,858	370,816	(2,614,106)	(1,809,432)
Class C	6,203,829	1,303,489	(10,199,694)	(2,692,376)
Redemption Fees	1,828	—	—	1,828

Redemption Fees.    A redemption fee of 2% of the value of the shares sold is imposed on fund shares sold (by redemption or exchange to another Heritage mutual fund) within seven calendar days of their acquisition by purchase or exchange. Redemption fees are accounted for as an addition to paid in capital and offset the costs and market impact associated with short-term money movements.

Note 4:	Purchases and Sales of Securities. For the fiscal year ended September 30, 2006, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	Investment Securities
	Purchases	Sales	Paydowns
Growth and Income Trust	$58,241,683	$61,232,626	$—
High Yield Bond Fund	39,069,895	43,845,647	51,675

Note 5:	Investment Advisory Fees and Other Transactions With Affiliates. Under each Fund’s Investment Advisory and Administrative Agreements (“Agreements”) with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), the Funds agree to pay an annualized fee to the Manager equal to the following rates as a percentage of each Fund’s average daily net assets, which is computed daily and payable monthly.

	Investment Advisory Fee	Break Point(a)
Growth and Income Trust	0.75%	First $100 million
	0.60%	$100 million to $500 million
	0.55%	Over $500 million
High Yield Bond Fund
Prior to January 3, 2006	0.60%	First $100 million
	0.50%	$100 million to $500 million
	0.45%	Over $500 million

Effective January 3, 2006(b)	0.45%	First $100 million
	0.35%	$100 million to $500 million
	0.30%	Over $500 million

(a)	When average daily net assets exceed the Fund’s respective break point, the investment advisory fee is reduced to the subsequent investment advisory fee on those assets greater than the break point.
(b)	The 0.15% decrease in the Fund’s investment advisory fee did not decrease the net expenses of the Fund or the fees charged by the Manager. Please see the note below related to the administrative fees that are now charged by the Manager.

Administrative Fees.    Under the terms of the Agreements, beginning January 3, 2006, the High Yield Bond Fund agreed to pay to the Manager an administrative fee equal to an annualized rate of 0.15% of the average daily net assets, computed daily and payable monthly. For the fiscal year ended September 30, 2006, the Fund was charged $37,071, $9,174 and $24,345 for administrative fees in Class A, Class B and Class C shares, respectively.

26

Notes to Financial Statements (continued)

Subadvisory Fees.    The Manager entered into agreements with unaffiliated subadvisors to provide to each Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for an annualized fee payable by the Manager, computed daily and payable monthly. In addition, the Manager has entered into an agreement with Eagle Asset Management, Inc. (“Eagle”) to serve as an additional subadviser to Growth and Income Trust. However, the Manager currently has not allocated any assets of the Fund to Eagle.

Distribution Fees.    Pursuant to the Class A, Class B and Class C Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Funds are authorized to pay Heritage Fund Distributors, Inc. (“HFD”) and Raymond James & Associates, Inc. (“RJA”), both distributors of the Funds, a fee based on the average daily net assets of each class. Such fees are accrued daily and payable monthly. HFD, a wholly owned subsidiary of Heritage, is an approved distributor by the Heritage Board of Trustees and commenced operations on July 1, 2006. The following table illustrates for each class the distribution fee rate and amount charged to the Funds for the fiscal year ended September 30, 2006.

	Distribution Fees
Growth and Income Trust	Class A	Class B	Class C
Distribution Fee Rate	0.25%	1.00%	1.00%
Distribution Fee Charged	$145,523	$95,776	$437,184

High Yield Bond Fund
Distribution Fee Rate	0.25%	0.80%	0.80%
Distribution Fee Charged	$85,600	$68,781	$180,590

Sales Charges.    Total front-end and contingent deferred sales charges paid to RJA for the fiscal year ended September 30, 2006, were as follows:

	Front-end Sales Charge	Contingent Deferred Sales Charge
	Class A	Class B	Class C
Growth and Income Trust	$68,716	$11,693	$4,943
High Yield Bond Fund	37,081	24,526	1,459

RJA paid commissions to salespersons from these fees and incurred other distribution costs. The Manager, Eagle and RJA are all wholly owned subsidiaries of Raymond James Financial, Inc. (“RJF”).

Agency commissions.    For the fiscal year ended September 30, 2006, Growth and Income Trust paid $100,259 in total agency brokerage commissions, of which $1,312 was paid directly to RJA.

Affiliate Transaction.    The High Yield Bond Fund entered into a security transaction with RJA for the purchase of $30,000 par of a high yield bond on August 16, 2006. No commissions were paid to RJA for the transaction. The Fund subsequently sold the position for a gain.

Fund Accounting Fees.    The Manager is the Fund Accountant for the Funds. For providing Fund Accounting services, the Manager receives payment from the Funds at a fixed base fee per Fund, multiple class fee and any out-of-pocket expenses.

27

Notes to Financial Statements (continued)

Shareholder Servicing Fees.    The Manager is the Shareholder Servicing Agent for the Funds. For providing Shareholder Servicing, the Manager receives payment from the Funds at a fixed fee per shareholder account plus any out-of-pocket expenses. The following table illustrates the amount of Shareholder Servicing fees charged to the Funds for the fiscal year ended September 30, 2006.

	Shareholder Servicing Fees
	Class A	Class B	Class C
Growth and Income Trust	$83,496	$13,682	$62,077
High Yield Bond Fund	42,200	10,586	27,814

Expense Limitations.    The Manager has contractually agreed, for the fiscal year ended September 30, 2006, to waive its fees and/or reimburse expenses to each class to the extent that the annual operating expense rate for each class of shares exceed the following annualized rates as a percentage of average daily net assets of each class of shares.

	Expense Limitations
	Class A	Class B and Class C
Growth and Income Trust.	1.35%	2.10%

High Yield Bond Fund
Prior to January 3, 2006	1.10%	1.65%
Effective January 3, 2006	1.20%	1.75%

After this fiscal year, the Funds will change their fiscal year ends from September 30 to October 31. For the period of October 1, 2006 through October 31, 2006 and the fiscal year ending October 31, 2007, the Manager has contractually agreed to renew these agreements for each class of shares at the rates noted in the preceding table.

For the fiscal year ended September 30, 2006, Growth and Income Trust and the High Yield Bond Fund waived investment advisory fees in the amounts of $77,000 and $228,000, respectively. A portion or all of each Fund’s fees and expenses waived and/or reimbursed for the prior two fiscal years may be recoverable by the Manager if these fees and expenses fall below the expense limitation agreed to by the Manager. The table below illustrates the amounts that the Manager is allowed to recover and the fiscal year in which these amounts will expire. No fees were recovered for the fiscal year ended September 30, 2006.

	Recoverable Fees and Expenses
	2008	2007
Growth and Income Trust	$77,000	$130,500
High Yield Bond Fund	228,000	195,000

Trustees and Officers Fees.    Trustees of the Funds also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, and Heritage Series Trust, which are investment companies that are also advised by the Manager of the Fund (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual retainer along with meeting fees for those Heritage Mutual Funds meetings attended. Trustees’ fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds. Certain Officers of the Heritage Mutual Funds may also be Officers and/or Directors of Heritage. Such Officers receive no compensation from the Heritage Mutual Funds except for the Heritage Mutual Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officers’ total compensation is paid equally by each portfolio in the Heritage Mutual Funds.

28

Notes to Financial Statements (continued)

Note 6:	Fund Reorganization. On December 23, 2005, Growth and Income Trust acquired all the assets and liabilities of the Heritage Series Trust—Value Equity Fund (“Value Equity Fund”) pursuant to a plan of reorganization approved by Value Equity Fund shareholders on December 20, 2005. The reorganization was accomplished by a tax-free exchange of 2,495,196 shares of Growth and Income Trust for 1,640,841 shares of Value Equity Fund outstanding on December 23, 2005. Value Equity Fund’s net assets at that date, $32,909,457, including $7,630,040 unrealized appreciation, were combined with those of Growth and Income Trust. The aggregate net assets of Growth and Income Trust immediately before the acquisition were $88,010,980. The combined net assets of Growth and Income Trust immediately after the acquisition were $120,920,437.

Note 7:	Federal Income Taxes. The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent; they are charged or credited to paid in capital, undistributed net investment income or accumulated net realized loss, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

Growth and Income Trust

For the fiscal year ended September 30, 2006, to reflect reclassifications arising from permanent book/tax differences primarily attributable to reclassifications of foreign currency gains and losses and the Fund reorganization, the Fund increased (credited) paid in capital by $5,031,921 and decreased (debited) undistributed net investment income by $684,297 and accumulated net realized gain by $4,347,624. As of September 30, 2006, the Fund had utilized capital loss carryforwards of $4,711,832. For tax purposes, realized currency losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2006, the Fund deferred realized currency loss of $541,341.

High Yield Bond Fund

For the fiscal year ended September 30, 2006, to reflect reclassifications arising from permanent book/tax differences primarily attributable to market premiums, the Fund decreased (debited) accumulated net realized loss and increased (credited) paid in capital by $649. As of September 30, 2006, the Fund had net tax basis capital loss carryforwards in the aggregate of $7,880,123 which may be applied to any net taxable capital gain until their expiration dates. Capital loss carryforwards of $977,820 were utilized in the fiscal year ended September 30, 2006. The following table illustrates the amount of capital loss carryforwards available to offset future realized capital gains and the fiscal year in which these amounts will expire.

	Expiration
	2011	2010	2009
Capital Loss Carryforward.	$2,929,867	$178,539	$4,771,717

For income tax purposes, distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 were as follows:

			Capital Gains
	Ordinary Income		Long-Term
	2006	2005	2006	2005
Growth and Income Trust	$2,429,719	$1,350,758	$5,066,343	$—
High Yield Bond Fund	4,853,567	5,712,843	—	—

29

Notes to Financial Statements (continued)

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Realized Gain	Capital Loss Carryforwards	Tax Basis Net Unrealized Appreciation (Depreciation)
Growth and Income Trust	$826,184	$3,225,929	$—	$18,037,479
High Yield Bond Fund	481,367	—	(7,880,123)	(3,176,338)

Note 8:	New Accounting Pronouncements.

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to each Fund, and is not in a position at this time to estimate the significance of its impact, if any, on each Fund’s financial statements.

In September 2006, FASB issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to each Fund, and is not in a position at this time to estimate the significance of its impact, if any, on each Funds’ financial statements.

30

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

  Heritage Growth and Income Trust and

  Heritage Income Trust—High Yield Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Growth and Income Trust and Heritage Income Trust - High Yield Bond Fund (the “Funds”) at September 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

November 21, 2006

Understanding Your Ongoing Costs (unaudited)

Heritage Growth and Income Trust

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other fund expenses. The following sections are intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial advisor.

Actual Expenses.    The table below shows the actual expenses you would have paid on a $1,000 investment in Heritage Growth and Income Trust on April 1, 2006 and held through September 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Actual	Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Expenses Paid During Period*
Class A	$1,000.00	$1,052.50	$6.95
Class B	$1,000.00	$1,048.90	$10.79
Class C	$1,000.00	$1,048.80	$10.79

Hypothetical Example for Comparison Purposes.    All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows your Fund’s expenses based on a $1,000 investment and assuming for the period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

Hypothetical (5% return before expenses)	Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Expenses Paid During Period*
Class A	$1,000.00	$1,018.30	$6.83
Class B	$1,000.00	$1,014.54	$10.61
Class C	$1,000.00	$1,014.54	$10.61

*	Expenses are calculated using the Fund’s annualized expense ratios for Class A (1.35%), Class B (2.10%) and Class C (2.10%) shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (183); and then dividing that result by the actual number of days in the fiscal year (365).

Understanding Your Ongoing Costs (unaudited)

Heritage Income Trust—High Yield Bond

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other fund expenses. The following sections are intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial advisor.

Actual Expenses.    The table below shows the actual expenses you would have paid on a $1,000 investment in Heritage Income Trust—High Yield Bond Fund on April 1, 2006 and held through September 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Actual	Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Expenses Paid During Period*
Class A	$1,000.00	$1,033.20	$6.12
Class B	$1,000.00	$1,029.30	$8.90
Class C	$1,000.00	$1,029.30	$8.90

Hypothetical Example for Comparison Purposes.    All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows your Fund’s expenses based on a $1,000 investment and assuming for the period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

Hypothetical (5% return before expenses)	Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Expenses Paid During Period*
Class A	$1,000.00	$1,019.05	$6.07
Class B	$1,000.00	$1,016.29	$8.85
Class C	$1,000.00	$1,016.29	$8.85

*	Expenses are calculated using the Fund’s annualized expense ratios for Class A (1.20%), Class B (1.75%) and Class C (1.75%) shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (183); and then dividing that result by the actual number of days in the fiscal year (365).

2006 Federal Income Tax Notice (unaudited)

Heritage Growth and Income Trust

For the fiscal year ended September 30, 2006, certain dividends paid by the Heritage Growth and Income Trust may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The Fund designates a maximum amount of $5,066,343 as qualified dividend income, which is 100% of what was distributed. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Renewal of Investment Advisory and Subadvisory Agreements

  Heritage Growth and Income Trust

Overview.    At a meeting held on August 15, 2006, the Board, including the independent Trustees (together, the “Board”), approved the re-appointment of Heritage Asset Management, Inc. (“Heritage”) as the investment adviser to Heritage Growth and Income Trust (the “Fund”) under the current and new investment advisory agreements. In addition, the Board approved the re-appointment of Thornburg Investment Management, Inc. (the “Subadviser”) as the subadviser to the Fund under the current investment subadvisory agreement. The investment advisory and subadvisory agreements are referred herein as an “Agreement” and collectively, the “Agreements.”

In reaching its decision to approve the Agreements, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared in connection with the approval process. The Board, acting directly or through its committees, has been furnished information and reports relevant to the approval of the Fund’s Agreements, including: reports regarding the services and support provided to the Fund and its shareholders by Heritage and the Subadviser; reports on the Fund’s performance and commentary on the reasons for the performance; presentations by Fund portfolio managers addressing, as applicable, Heritage’s and the Subadviser’s investment philosophy, investment strategy, personnel and operation; compliance and audit reports concerning the Fund, Heritage and the Subadviser including responses to issues raised therein; and information on relevant developments in the mutual fund industry and how the Fund and/or Heritage are responding to them.

As part of the process to consider the Agreements, the Board, with the assistance of independent legal counsel, requested and received additional reports containing substantial and detailed information about the Fund, Heritage and the Subadviser. Among other matters, these reports included information on: (1) the nature and extent of the advisory and other services provided by Heritage and the Subadviser; (2) the personnel of Heritage and the Subadviser; (3) the financial condition of Heritage and the Subadviser; (4) the compliance programs and records of Heritage and the Subadviser; (5) the performance of the Fund as compared to its peer group and an appropriate benchmark; (6) the Fund’s expenses, including the advisory fee, the overall expense structure of the Fund, both in absolute terms and relative to peer funds, and any applicable contractual expense limitations; (7) the anticipated effect of growth and size on the Fund’s performance and expenses, where applicable; (8) benefits to be realized by Heritage, the Subadviser and each of their respective affiliates; and (9) the estimated profitability of Heritage and the Subadviser under their respective agreements, when available. The Board posed questions to various management personnel of Heritage regarding certain key aspects of the materials submitted in support of the approvals.

With respect to the approval of the Agreements, the Board considered all factors it believed relevant, including: (1) the nature, extent and quality of services provided to the Fund; (2) the investment performance of the Fund; (3) the costs of the services provided to the Fund and the profits realized or to be realized by Heritage, the Subadviser (to the extent such information was provided by the Subadviser) and their respective affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been realized as the Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Heritage and the Subadviser with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived or anticipated to be derived by Heritage or the Subadviser from their relationship with the Fund. Because Heritage’s fee is a combined fee covering investment advisory and administration fees under the current agreement, the Board did not consider a comparison of Heritage’s advisory fee relative to other similar funds.

Provided below is an overview of the factors the Board considered at the August meeting. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreements and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services.    With respect to Heritage, the Board considered that the nature of the investment advisory services to be provided under the new Agreement is similar to what has been provided previously to the Fund under the current Agreement by Heritage. The Board noted that the extent and quality of the investment

Renewal of Investment Advisory and Subadvisory Agreements

  Heritage Growth and Income Trust (continued)

advisory services to be provided for each Fund would not diminish under the new Agreement. The Board considered that the terms of the new Agreement are similar to the terms of the current Agreement except that the new Agreement had been updated to clarify the responsibilities of Heritage, permit Heritage to exercise all rights of shareholders, conform certain liability provisions to the Fund’s organizational documents and permit the Board to modify the Agreement without shareholder approval among other matters. The Board considered that these modifications are reasonable or otherwise formalize Heritage’s existing practices.

The Board also considered that Heritage’s obligations to provide administrative services to the Fund were moved to a separate administrative services agreement. In this regard, the Board evaluated the potential benefits from including the administrative services in a separate agreement. These benefits include the flexibility to offer a range of Fund classes targeted to different investors, which may result in attracting additional assets to the Fund. Heritage represented to the Board that it will continue to provide the same level of administrative services pursuant to a separate administration agreement with the Funds.

The Board also considered that Heritage and the Subadviser are experienced in serving as an investment adviser and subadviser for the Fund or for accounts comparable to the Fund that they advise. The Board noted that Heritage provides investment management, administration, transfer agent and fund accounting services to the Fund. Heritage also is responsible for the selection and monitoring of the Subadviser, oversight of compliance with Fund policies and objectives, review of brokerage matters, oversight of Fund compliance with applicable law, and implementation of Board directives as they relate to the Fund. Finally, the Board noted that shareholders in the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Heritage, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in the Fund, managed by Heritage.

The Board noted that the Subadviser is responsible for making investment decisions on behalf of the Fund and placing all orders for the purchase and sale of investments for the Fund with brokers or dealers. The Board also considered information provided regarding: (1) Heritage and the personnel of the Subadviser who provide services to the Fund; (2) the material matters that may have arisen in connection with Heritage’s and the Subadviser’s compliance programs and a certification as to the adequacy of such programs; and (3) the financial information regarding Heritage.

Investment Performance.    The Board considered the short-, intermediate- and long-term performance of the Fund’s Class A shares relative to the average performance of its peer group based on Morningstar’s average category (“Morningstar Average”) and its benchmark index for the period ended June 30, 2006. The Board also considered the performance of the Subadviser relative to its other accounts managed by the Subadviser to the extent such information was available. Details regarding performance are discussed below in the “Specific Considerations for the Fund” section.

Costs, Profitability and Economies of Scale.    The Board considered the fees payable by the Fund under the current and new Agreements. The Board noted that that the investment advisory fees under the new advisory Agreement would not increase and be reduced by the fee rate for Heritage’s services under the new administrative services agreement.

The Board also examined the advisory and subadvisory fees paid by the Fund in light of fees paid by comparable mutual funds. In this connection, the Board considered the management fee and the expense ratio for the Fund compared to the average management fee and expense ratio of its peer group for the period ended June 30, 2006. The Board also considered that the Fund’s management fee structure provides for breakpoints, that is, a reduction of the applicable advisory fee rate as assets increase and the contractual and/or voluntary expense limitations undertaken by Heritage.

The Board also evaluated Heritage’s and, to the extent available, the Subadviser’s costs and profitability in providing services to the Funds. Based on the Subadviser’s representation that it has no comparable institutional clients, the Board noted that Subadviser’s costs and profitability generally are less significant to the Board’s evaluation of the fees and

Renewal of Investment Advisory and Subadvisory Agreements

  Heritage Growth and Income Trust (continued)

expenses paid by the Fund than Heritage’s management fee and profitability and the Fund’s overall expense ratios. Details regarding fees, expenses and profitability are discussed below in the “Specific Considerations for the Fund” section.

The Board considered that the Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through (1) reduced advisory and administration fees achieved when a Fund’s asset size reaches breakpoints in the fee schedules instituted by Heritage; (2) increased services to the Fund, (3) the waivers and/or reimbursements Heritage provides as a result of the contractual expense limitations on the Fund’s total operating expenses, or (4) fee or expense reductions under the transfer agent agreement.

Benefits.    In evaluating compensation, the Board considered other benefits that may be realized by Heritage, the Subadviser and their respective affiliates from their relationship with the Funds. In this connection, the Board noted, among other things, that Heritage also serves as the transfer agent and fund accountant for the Fund, and receives compensation for acting in these capacities, and is responsible for, among other things, coordinating the Fund’s audits, financial statements and tax returns and managing expenses and budgeting for the Funds.

The Board also recognized that other affiliates of Heritage, Heritage Fund Distributors, Inc. and Raymond James Associates (“RJA”) serve as the principal underwriters and distributors for the Fund, and as such, receive Rule 12b-1 payments from the Fund to compensate them for providing services and distribution activities, which could lead to growth in the Fund’s assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, another affiliate of Heritage, Raymond James Financial Services, Inc., has entered into an agreement with RJA to sell fund shares and receives compensation from RJA.

The Subadviser also may engage in soft dollar transactions in connection with transactions on behalf of the Fund. In this regard, the Board considered the Subadviser’s process for selecting broker-dealers and for engaging in soft dollar transactions. The Board noted that, notwithstanding such practices, the Subadviser must seek best execution.

Other Considerations for the Fund.    In considering the approval of the Agreements, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund’s subadviser; (2) the Fund’s expense ratio (including the cap) was less than the average for its peer group; (3) Heritage’s fee rate schedule includes “breakpoints” to pass on any economies of scale it realizes to shareholders; (4) the Fund’s expense ratio continues to decline as the size of the Fund increases; (5) Heritage’s commitment to continue the expense cap arrangement through the Fund’s 2007 fiscal year; (6) Heritage incurred losses on the operation of the Fund; and (7) Heritage provides quality services to investors, manages the Fund’s assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

In considering the approval of the subadvisory Agreement with the Subadviser, the Board considered the following additional factors: (1) the Fund outperformed its Morningstar Average and its benchmark index for the 1, 3 and 5 year periods; (2) the Fund’s 3-star Morningstar rating; (3) the industry experience of the Subadviser’s investment advisory team; and (4) Heritage’s recommendation to continue to retain the Subadviser to manage the Fund.

Conclusions.    Based on these considerations, the Board concluded with respect to the Fund that: (1) the Fund was reasonably likely to benefit from the nature, quality and extent of Heritage’s and each Subadviser’s services, as applicable to the Fund; (2) the Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the profits, where applicable, and fees payable under the Agreements to Heritage were reasonable in the context of all the factors considered by the Board; (4) the Subadviser’s fee rate was reasonable in the context of all the factors considered by the Board; (5) the current advisory fee structure provides Fund shareholders with reasonable benefits associated with economies of scale. Based on these conclusions and other factors, the Board determined in its business judgment to approve the Agreements.

Renewal of Investment Advisory and Subadvisory Agreements

  Heritage Income Trust—High Yield Bond Fund

Overview.    At a meeting held on August 15, 2006, the Board, including the independent Trustees (together, the “Board”), approved the re-appointment of Heritage Asset Management, Inc. (“Heritage”) as the investment adviser to the Heritage Income Trust—High Yield Bond Fund (the “Fund”) under the current and new investment advisory agreements. In addition, the Board approved the appointment of Western Asset Management (the “Subadviser”) as the subadviser to the Fund under the current investment subadvisory agreement. The investment advisory and subadvisory agreements are referred herein as an “Agreement” and collectively, the “Agreements.”

In reaching its decision to approve the Agreements, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared in connection with the approval process. The Board, acting directly or through its committees, has been furnished information and reports relevant to the approval of the Fund’s Agreements, including: reports regarding the services and support provided to the Fund and its shareholders by Heritage and the Subadviser; reports on the Fund’s performance and commentary on the reasons for the performance; presentations by Fund portfolio managers addressing, as applicable, Heritage’s and the Subadviser’s investment philosophy, investment strategy, personnel and operation; compliance and audit reports concerning the Fund, Heritage and the Subadviser including responses to issues raised therein; and information on relevant developments in the mutual fund industry and how the Fund and/or Heritage are responding to them.

As part of the process to consider the Agreements, the Board, with the assistance of independent legal counsel, requested and received additional reports containing substantial and detailed information about the Fund, Heritage and the Subadviser. Among other matters, these reports included information on: (1) the nature and extent of the advisory and other services provided by Heritage and the Subadviser; (2) the personnel of Heritage and the Subadviser; (3) the financial condition of Heritage and the Subadviser; (4) the compliance programs and records of Heritage and the Subadviser; (5) the performance of the Fund as compared to its peer group and an appropriate benchmark; (6) the Fund’s expenses, including the advisory fee, the overall expense structure of the Fund, both in absolute terms and relative to peer funds, and any applicable contractual expense limitations; (7) the anticipated effect of growth and size on the Fund’s performance and expenses, where applicable; (8) benefits to be realized by Heritage, the Subadviser and each of their respective affiliates; and (9) the estimated profitability of Heritage and the Subadviser under their respective agreements, when available. The Board posed questions to various management personnel of Heritage regarding certain key aspects of the materials submitted in support of the approvals.

With respect to the approval of the Agreements, the Board considered all factors it believed relevant, including: (1) the nature, extent and quality of services provided to the Fund; (2) the investment performance of the Fund; (3) the costs of the services provided to the Fund and the profits realized or to be realized by Heritage, the Subadviser (to the extent such information was provided by the Subadviser) and their respective affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been realized as the Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Heritage and the Subadviser with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived or anticipated to be derived by Heritage or the Subadviser from their relationship with the Fund. Because Heritage’s fee is a combined fee covering investment advisory and administration fees under the current agreement, the Board did not consider a comparison of Heritage’s advisory fee relative to other similar funds.

Provided below is an overview of the factors the Board considered at the August meeting. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreements and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services.    With respect to Heritage, the Board considered that the nature of the investment advisory services to be provided under the new Agreement is similar to what has been provided previously to the Fund under the current Agreement by Heritage. The Board noted that the extent and quality of the investment advisory services to be provided for each Fund would not diminish under the new Agreement. The Board considered that

Renewal of Investment Advisory and Subadvisory Agreements

  Heritage Income Trust—High Yield Bond Fund (continued)

the terms of the new Agreement are similar to the terms of the current Agreement except that the new Agreement had been updated to clarify the responsibilities of Heritage, permit Heritage to exercise all rights of shareholders, conform certain liability provisions to the Fund’s organizational documents and permit the Board to modify the Agreement without shareholder approval among other matters. The Board considered that these modifications are reasonable or otherwise formalize Heritage’s existing practices.

The Board also considered that Heritage’s obligations to provide administrative services to the Fund were moved to a separate administrative services agreement. In this regard, the Board evaluated the potential benefits from including the administrative services in a separate agreement. These benefits include the flexibility to offer a range of Fund classes targeted to different investors, which may result in attracting additional assets to the Fund. Heritage represented to the Board that it will continue to provide the same level of administrative services pursuant to a separate administration agreement with the Funds.

The Board also considered that Heritage and the Subadviser are experienced in serving as an investment adviser and subadviser for the Fund or for accounts comparable to the Fund that they advise. The Board noted that Heritage provides investment management, administration, transfer agent and fund accounting services to the Fund. Heritage also is responsible for the selection and monitoring of the Subadviser, oversight of compliance with Fund policies and objectives, review of brokerage matters, oversight of Fund compliance with applicable law, and implementation of Board directives as they relate to the Fund. Finally, the Board noted that shareholders in the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Heritage, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in the Fund, managed by Heritage.

The Board noted that the Subadviser is responsible for making investment decisions on behalf of the Fund and placing all orders for the purchase and sale of investments for the Fund with brokers or dealers. The Board also considered information provided regarding: (1) Heritage and the personnel of the Subadviser who provide services to the Fund; (2) the material matters that may have arisen in connection with Heritage’s and the Subadvisers’ compliance programs and a certification as to the adequacy of such programs; and (3) the financial information regarding Heritage.

Investment Performance.    The Board considered the short-, intermediate- and long-term performance of the Fund’s Class A shares relative to the average performance of its peer group based on Morningstar’s average category (“Morningstar Average”) and its benchmark index for the period ended June 30, 2006. The Board also considered the performance of the Subadviser relative to its other accounts managed by the Subadviser to the extent such information was available. Details regarding performance are discussed below in the “Specific Considerations for the Fund” section.

Costs, Profitability and Economies of Scale.    The Board considered the fees payable by the Fund under the current and new Agreements. The Board noted that that the investment advisory fees under the new advisory Agreement would not increase and be reduced by the fee rate for Heritage’s services under the new administrative services agreement.

The Board also examined the advisory and subadvisory fees paid by the Fund in light of fees paid by comparable mutual funds. In this connection, the Board considered the management fee and the expense ratio for the Fund compared to the average management fee and expense ratio of its peer group for the period ended June 30, 2006. The Board also considered that the Fund’s management fee structure provides for breakpoints, that is, a reduction of the applicable advisory fee rate as assets increase and the contractual and/or voluntary expense limitations undertaken by Heritage.

The Board also evaluated Heritage’s and, to the extent available, the Subadviser’s costs and profitability in providing services to the Funds. Based on the Subadviser’s representation that its fees to Heritage are not higher than comparable accounts, the Board noted that Subadvisers’ costs and profitability generally are less significant to the Board’s evaluation of the fees and expenses paid by the Funds than Heritage’s management fee and profitability and the Funds’ overall expense ratios.

Renewal of Investment Advisory and Subadvisory Agreements

  Heritage Income Trust—High Yield Bond Fund (continued)

The Board considered that the Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through (1) reduced advisory and administration fees achieved when a Fund’s asset size reaches breakpoints in the fee schedules instituted by Heritage; (2) increased services to the Fund, (3) the waivers and/or reimbursements Heritage provides as a result of the contractual expense limitations on the Fund’s total operating expenses, or (4) fee or expense reductions under the transfer agent agreement.

Benefits.    In evaluating compensation, the Board considered other benefits that may be realized by Heritage, the Subadviser and their respective affiliates from their relationship with the Funds. In this connection, the Board noted, among other things, that Heritage also serves as the transfer agent and fund accountant for the Fund, and receives compensation for acting in these capacities, and is responsible for, among other things, coordinating the Fund’s audits, financial statements and tax returns and managing expenses and budgeting for the Funds.

The Board also recognized that other affiliates of Heritage, Heritage Fund Distributors, Inc. and Raymond James Associates (“RJA”) serve as the principal underwriters and distributors for the Fund, and as such, receive Rule 12b-1 payments from the Fund to compensate them for providing services and distribution activities, which could lead to growth in the Fund’s assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, another affiliate of Heritage, Raymond James Financial Services, Inc., has entered into an agreement with RJA to sell fund shares and receives compensation from RJA.

The Subadviser also may engage in soft dollar transactions in connection with transactions on behalf of the Fund. In this regard, the Board considered the Subadviser’s process for selecting broker-dealers and for engaging in soft dollar transactions. The Board noted that, notwithstanding such practices, the Subadviser must seek best execution.

Other Considerations for the Fund.    In considering the approval of the Agreements, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund’s subadviser; (2) the Fund’s expense ratio (including the cap) was less than the average of its peer group; (3) Heritage’s fee rate schedule includes “breakpoints” to pass on any economies of scale it realizes to shareholders; (4) Heritage’s commitment to continue the expense cap arrangement through the Fund’s 2007 fiscal year; (5) Heritage incurred losses on the operation of the Fund; and (6) Heritage provides quality services to investors, manages the Fund’s assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

In considering the approval of the subadvisory Agreement with the Subadviser, the Board considered the following additional factors: (1) the Fund underperformed its Morningstar Average for the 1, 3 and 5 year periods but outperformed for the 10 year period; (2) the Fund underperformed its benchmark index, as did the Morningstar Average, for the 3, 5 and 10 year periods but outperformed for the 1 year period; (3) the Fund’s 3-star Morningstar rating; (4) the Fund’s underperformance to a comparable fund managed by the Subadviser; (5) discussions with management regarding plans to improve the performance of the Fund; (6) the Subadvisers’ representation that its fees are not higher than fees charged to other institutional clients and, if, any comparable client should pay a lower fee in the future, the Subadviser will reduce its fees to Heritage to the same rate; (7) the industry experience of the Subadviser’s investment advisory team; and (8) Heritage’s recommendation to continue to retain the Subadviser to manage the Fund.

Conclusions.    Based on these considerations, the Board concluded with respect to the Fund that: (1) the Fund was reasonably likely to benefit from the nature, quality and extent of Heritage’s and the Subadviser’s services, as applicable to the Fund; (2) the Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the profits, where applicable, and fees payable under the Agreements to Heritage were reasonable in the context of all the factors considered by the Board; (4) the Subadviser’s fee rate was reasonable in the context of all the factors considered by the Board; (5) the current advisory fee structure provides Fund shareholders with reasonable benefits associated with economies of scale. Based on these conclusions and other factors, the Board determined in its business judgment to approve the Agreements.

Trustees and Officers

Name, Age and Position(s) Held with Fund	Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Directorships of Public Companies Held by Trustee

Interested Trustees(b)

Thomas A. James (64) Chairman of the Board and Trustee	Since inception in 1985	Chairman of the Board since 1985; Chief Executive Officer of RJF since 1969; Chairman of the Board of RJA since 1986; Chairman of the Board of Eagle since 1984.	10	OSI Restaurant Partners, Inc.
Richard K. Riess (57) Trustee	Since inception in 1985	Executive Vice President and Managing Director —Asset Management of RJF since 1998; Chief Executive Officer of Eagle since 1996; Chief Executive Officer of Heritage since 2000.	10	None
Independent Trustees

C. Andrew Graham (66) Trustee	Since inception in 1985	First Financial Advisors, Ltd. & Graham Financial Partners, LLC (financial planning, insurance and investment services) since 1999.	10	None
Keith B. Jarrett (58) Trustee	Since 2005	President, KBJ, LLC (investment company) since 2001; Principal, Rockport Funding, LLC (specialty finance), and Ajax Partners (investment partnership) since 2003; President and CEO, TF Ventures (information technology) 1998-2001.	10	Penn Virginia Resources, MLP
William J. Meurer (62) Trustee	Since 2003	Private Financial Consultant since 2000.	10	Sykes Enterprises, Inc.
James L. Pappas (63) Lead Independent Trustee	Since 2003 (Since 1989 as Trustee)	Lykes Professor of Banking and Finance, University of South Florida College of Business Administration 1986-2006; President, Graduate School of Banking, University of Wisconsin 1995-2005.	10	None
Deborah L. Talbot, PhD (55) Trustee	Since 2002	Independent Consultant and Researcher; Founder and Chairman of the Board, Creative Tampa Bay since 2003; Dean’s Advisory Board, College of Arts and Sciences, University of Memphis since 2002.	10	None

The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 421-4184. The address of each Trustee and Officer is 880 Carillon Parkway, St. Petersburg, FL 33716.

(a)	Trustees serve for the lifetime of the Trust or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age of 70 for those Trustees who are elected to office after August 2000.

(b)	Messrs. James and Riess are “interested” persons of the Trust as that term is defined by the Investment Company Act of 1940. Mr. James is affiliated with RJA, Eagle and RJF. Mr. Riess is affiliated with Heritage, Eagle and RJF.

Trustees and Officers (continued)

Name, Age and Position(s) Held with Fund	Term of Office(c) and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Directorships of Public Companies Held by Trustee

Officers

Stephen G. Hill (47) President	Since 2005	President of Heritage since 2005; Director of Heritage since 1994; President and Chief Operating Officer of Eagle since 2000; President and Chief Executive Officer of Awad Asset Management, Inc. (“Awad”) since 2004; Director of Awad since 1998;
		Director of HFD since 2005.	N/A	N/A
K.C. Clark (47) Executive Vice President and Principal Executive Officer	Since 2000	Executive Vice President and Chief Operating Officer of Heritage since 2000; Director of Heritage since 2005.	N/A	N/A
Andrea N. Mullins (39) Treasurer and Secretary, Principal Financial Officer	Since 2003 (Since 2004 as Principal Financial Officer)	Treasurer and Vice President—Finance of Heritage since 2003; Vice President—Fund Accounting of Heritage 1996-2003.	N/A	N/A
Mathew J. Calabro (39) Chief Compliance Officer	Since 2005	Senior Vice President and Chief Compliance Officer of Heritage since 2005; Vice President of Heritage 1996-2005.	N/A	N/A

The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 421-4184. The address of each Trustee and Officer is 880 Carillon Parkway, St. Petersburg, FL 33716.

(c)	Officers are elected annually for one year terms.

Principal Risks

The greatest risk of investing in each fund is that you could lose money. Each fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, each fund’s net asset value also increases and decreases. The following table identifies the primary risk factors of each fund in light of their respective principal investment strategies. These risk factors are explained below.

Risk Factor	Growth and Income Trust	High Yield Bond Fund
Stock Market Risks	X
Growth Stocks	X
Value Stocks	X
Mid-Cap Companies	X
High-Yield Securities	X	X
Fixed Income Securities	X	X
Foreign Securities	X	X
Emerging Markets		X
Covered Call Options	X
Credit Risk		X
Changes in Interest Rates		X
Government Sponsored Entities	X
Market Timing Activities	X

•	Stock Market Risks. The value of a fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

•	Growth Stocks. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

•	Value Stocks. Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

•	Mid-Cap Companies. Investments in medium-capitalization companies generally involve greater risks than investing in larger, more established companies. Mid-cap companies often have narrower commercial markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-cap companies may have less market liquidity than large-cap companies.

•	High-Yield Securities. Investments in securities rated below investment grade or “junk bonds” generally involves significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher rated securities. Therefore, your investment may experience greater volatility in price and yield. High yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Principal Risks (continued)

•	Fixed Income Securities. A fund could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligations. In addition, investing in non-investment grade bonds generally involves significantly greater risk of loss than investments in investment-grade bonds. Issuers of non-investment grade bonds are more likely than issuers of investment-grade bonds to encounter financial difficulties and to be materially affected by these difficulties.

•	Foreign Securities. Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

•	Emerging Markets. When investing in emerging markets, there are risks of greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

•	Covered Call Options. Because a fund may write covered call options, a fund may be exposed to risk stemming from changes in the value of the stock that the option is written against. While call option premiums may generate incremental portfolio income, they also can limit gains from market movements.

•	Credit Risk. A fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligations. A fund can be subject to more credit risk than other income mutual funds because it invests in high yield debt securities, which are considered predominantly speculative with respect to the issuer’s continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns. In addition, investing in non-investment grade bonds generally involves significantly greater risk of loss than investments in investment-grade bonds. Issuers of non-investment grade bonds are more likely than issuers of investment-grade bonds to encounter financial difficulties and to be materially affected by these difficulties.

•	Changes in Interest Rates. Investments in investment-grade and non-investment grade fixed income securities are subject to interest rate risk. The value of a fund’s investments typically will fall when interest rates rise. A fund is particularly sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

•	Government Sponsored Entities. Investments in government sponsored entities are obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

•	Risk of Market Timing Activities. Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are small-cap, mid-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the net asset value of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. In order to discourage market timing activity in a fund, redemptions and exchanges of fund shares may be subject to a redemption fee, as described below in “How to Sell Your Investment”. While Heritage monitors trading in the fund, there is no guarantee that it can detect all market timing activities.

Principal Risks (continued)

Heritage
FAMILY OF FUNDS™

The Intelligent Creation of Wealth

(727) 567-8143 ▪ (800) 421-4184
HeritageFunds.com

Heritage Fund Distributors, Inc.
Member NASD
Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Please consider the investment objectives, risks, charges, and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Funds. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Heritage Growth and Income Trust and the Heritage Income Trust—High Yield Bond Fund. A description of the Fund's proxy voting policies, procedures and information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, is available without charge, upon request, by calling the Heritage Family of Funds, toll-free at the number above, by accessing the SEC's website at sec.gov or the Fund's website at HeritageFunds.com. If you wish to review additional information on the portfolio holdings of the Fund, a complete schedule has been filed with the Securities and Exchange Commission for the first and third quarters of the Fund's fiscal year end on Form N-Q. These filings are available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

36M 11/06 Printed on recycled paper

Item 2. Code of Ethics

As of the end of the period September 30, 2006, Heritage Growth and Income Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. Heritage Growth and Income Trust has not made any amendments to its code of ethics during the covered period. Heritage Growth and Income Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of Heritage Growth and Income Trust has determined that William J. Meurer is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Meurer is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services 1

(a) Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”) for each of the last two fiscal years for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $22,000 for the year ended September 30, 2005, and $28,000 for the year ended September 30, 2006.

(b) Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 and $0 for the years ended September 30, 2005 and September 30, 2006, respectively. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $33,000 for the year ended September 30, 2005, and $35,000 for the year ended September 30, 2006.

(c) Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $3,000 for the year ended September 30, 2005, and $5,000 for the year ended September 30, 2006. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended September 30, 2005, and $0 for the year ended September 30, 2006.

[1]	All accountant fees and services amounts are rounded to the nearest whole thousand.

(d) All Other Fees

For the fiscal years ended September 30, 2005 and 2006, registrant paid PwC no other fees. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for any other services directly related to the operations and financial reporting of registrant were $0 for the year ended September 30, 2005, and $0 for the year ended September 30, 2006.

(e) Registrant’s Audit Committee Charter provides that the audit committee (comprised of the Independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The Audit Committee reports to the Board of Trustees (“Board”) regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant’s Audit Committee Charter also permits a designated member of the audit committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. Registrant’s Audit Committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended September 30, 2006, were for work performed by persons other than full-time, permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending September 30, 2005, and September 30, 2006, were $0 and $0.

(h) Registrant’s Audit Committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees, since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Principal Executive Officer and Principal Financial Officer of Heritage Growth and Income Trust have concluded that such disclosure controls and procedures are effective as of November 30, 2006.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) of Heritage Growth and Income Trust that occurred during the second half of its fiscal year that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certification required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the registrant.

(b) The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE GROWTH AND INCOME TRUST

Date: December 7, 2006

/s/ K.C. Clark
K.C. Clark
Executive Vice President and
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 7, 2006

/s/ K.C. Clark
K.C. Clark
Executive Vice President and
Principal Executive Officer

Date: December 7, 2006

/s/ Andrea N. Mullins
Andrea N. Mullins
Principal Financial Officer